EXECUTION COPY

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                                  VIATEL, INC.

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee

                                -----------------

             7 3/4% CONVERTIBLE JUNIOR SUBORDINATED DEBENTURES

                                -----------------

                                    INDENTURE



                           Dated as of April 12, 2000










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
                                  VIATEL, INC.

               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture dated as of April 12, 2000


Trust Indenture
ACT SECTION                                                 INDENTURE SECTION
310(a)(1)...................................................6.10
     (a)(2).................................................6.10
     (a)(3).................................................Not Applicable
     (a)(4).................................................Not Applicable
     (a)(5).................................................6.10
     (b)....................................................6.8, 6.10
311(a)......................................................6.11
     (b)....................................................6.11
312(a)......................................................4.1 and 4.2
     (b)....................................................4.2
     (c)....................................................4.2
313(a)(1)-(5) & (7)(8)......................................6.6
     (a)(6).................................................Not Applicable
     (b)(1).................................................Not Applicable
     (b)(2).................................................6.6
     (c)....................................................6.6
     (d)....................................................6.6
314(a)(1)-(3)............................................... 4.3
     (a)(4).................................................3.4
     (b)....................................................Not Applicable
     (c)(1).................................................11.5
     (c)(2).................................................11.5
     (c)(3).................................................Not Applicable
     (d)....................................................Not Applicable
     (e)....................................................11.5
     (f)....................................................Not Applicable
  315(a)....................................................Not Applicable
     (b)....................................................6.5
     (c)....................................................6.1
     (d)....................................................6.1
     (d)(1).................................................6.1
     (d)(2).................................................6.1
     (d)(3).................................................6.1
     (e)....................................................5.10
316(a)......................................................7.4
       (a)(1)(A)............................................5.8
       (a)(1)(B)............................................5.1, 5.9
       (a)(2)...............................................Not Applicable

       (b)..................................................5.6
       (c)..................................................7.1
     317(a)(1)..............................................5.2
       (a)(2)...............................................5.2
       (b)..................................................3.3
     318(a).................................................11.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                    ARTICLE I


                                   DEFINITIONS

  Section 1.1  Certain Terms Defined..........................................1

                                   ARTICLE II


                           THE CONVERTIBLE DEBENTURES

  Section 2.1  Designation and Principal Amount..............................11
  Section 2.2  Maturity......................................................11
  Section 2.3  Form and Payment..............................................11
  Section 2.4  Exchange and Registration of Transfer of Convertible
               Debentures; Restrictions on Transfers; Depositary.............12
  Section 2.5  Interest......................................................15
  Section 2.6  Authentication and Delivery of Convertible Debentures.........16
  Section 2.7  Execution of Convertible Debentures...........................18
  Section 2.8  Certificate of Authentication.................................18
  Section 2.9  Denomination and Date of Convertible Debentures;
               Payments of Interest..........................................19
  Section 2.10  Registration, Transfer and Exchange..........................20
  Section 2.11  Mutilated, Defaced, Destroyed, Lost and Stolen Convertible
                Debentures...................................................23
  Section 2.12  Cancellation of Convertible Debentures.......................24
  Section 2.13  Temporary Convertible Debentures.............................24
  Section 2.14  CUSIP Numbers................................................24

                                   ARTICLE III


                            COVENANTS OF THE COMPANY

  Section 3.1  Payment of Principal and Interest.............................25
  Section 3.2  Offices for Payment, etc......................................25
  Section 3.3  Paying Agents.................................................25
  Section 3.4  Written Statement to Trustee..................................26
  Section 3.5  Limitation on Dividends; Transactions with Affiliates.........26
  Section 3.6  Covenants as to Viatel Trust..................................27
  Section 3.7  Existence.....................................................27

                                   ARTICLE IV


  HOLDERS OF CONVERTIBLE DEBENTURES LISTS AND REPORTS BY THE COMPANY AND THE
                                     TRUSTEE

  Section 4.1  Company to Furnish Trustee Information as to Names and
               Addresses of Holders of Convertible Debentures................27
  Section 4.2  Preservation and Disclosure of Holders of Convertible
               Debentures' Lists.............................................28
  Section 4.3  Reports by the Company........................................29

                                    ARTICLE V

  REMEDIES OF THE TRUSTEE AND HOLDERS OF CONVERTIBLE DEBENTURES ON EVENT OF
                                     DEFAULT

  Section 5.1  Event of Default Defined; Acceleration of Maturity;
               Waiver of Default.............................................30
  Section 5.2  Collection of Indebtedness by Trustee; Trustee May Prove Debt.32
  Section 5.3  Application of Proceeds.......................................34
  Section 5.4  Restoration of Rights on Abandonment of Proceedings...........34
  Section 5.5  Limitations on Suits by Holders of Convertible Debentures.....34
  Section 5.6  Unconditional Right of Holders of Convertible Debentures
               to Institute Certain Suits....................................35
  Section 5.7  Powers and Remedies Cumulative; Delay or Omission Not Waiver
               of Default....................................................35
  Section 5.8  Control by Holders of Convertible Debentures..................35
  Section 5.9  Waiver of Past Defaults.......................................36
  Section 5.10  Right of Court to Require Filing of Undertaking to Pay Costs.36
  Section 5.11  Suits for Enforcement........................................37

                                   ARTICLE VI

                             CONCERNING THE TRUSTEE

  Section 6.1  Duties of the Trustee.........................................37
  Section 6.2  Rights of Trustee.............................................38
  Section 6.3  Individual Rights of Trustee..................................39
  Section 6.4  Trustee's Disclaimer..........................................39
  Section 6.5  Notice of Defaults............................................39
  Section 6.6  Reports by Trustee to Holders.................................39
  Section 6.7  Compensation and Indemnity....................................40
  Section 6.8  Replacement of Trustee........................................40
  Section 6.9  Successor Trustee by Merger...................................42
  Section 6.10  Eligibility; Disqualification................................42
  Section 6.11  Preferential Collection of Claims Against Company............42
  Section 6.12  Trustee's Application for Instructions from the Company......42

                                   ARTICLE VII

               CONCERNING THE HOLDERS OF CONVERTIBLE DEBENTURES

  Section 7.1  Evidence of Action Taken by Holders of Convertible Debentures.42
  Section 7.2  Proof of Execution of Instruments.............................43
  Section 7.3  Holders to be Treated as Owners...............................43
  Section 7.4  Convertible Debentures Owned by Company Deemed Not
               Outstanding...................................................43
  Section 7.5  Right of Revocation of Action Taken...........................43

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

  Section 8.1  Supplemental Indentures Without Consent of Holders of
               Convertible Debentures........................................44

  Section 8.2  Supplemental Indentures With Consent of Holders of
               Convertible Debentures........................................45
  Section 8.3  Effect of Supplemental Indenture..............................45
  Section 8.4  Documents to Be Given to Trustee..............................46
  Section 8.5  Notation on Convertible Debentures in Respect of
               Supplemental Indentures.......................................46

                                   ARTICLE IX

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE

  Section 9.1  Company May Consolidate, etc., on Certain Terms...............46
  Section 9.2  Successor Corporation Substituted.............................47
  Section 9.3  Opinion of Counsel to Trustee.................................47

                                    ARTICLE X

                   REDEMPTION OF THE CONVERTIBLE DEBENTURES

  Section 10.1  Tax Event Redemption.........................................47
  Section 10.2  Optional Redemption by Company...............................48
  Section 10.3  No Sinking Fund..............................................49
  Section 10.4  Election to Redeem; Notice of Redemption; Partial
                Redemptions..................................................49
  Section 10.5  Payment of Convertible Debentures Called for Redemption......51
  Section 10.6  Exclusion of Certain Convertible Debentures from Eligibility for Selection for Redemption.................................51

                                   ARTICLE XI

                      EXTENSION OF INTEREST PAYMENT PERIOD

  Section 11.1  Extension of Interest Payment Period.........................51
  Section 11.2  Notice of Extension..........................................52

                                   ARTICLE XII

                      CONVERSION OF CONVERTIBLE DEBENTURES

  Section 12.1  Conversion Rights............................................53
  Section 12.2  Conversion Procedures........................................53
  Section 12.3  Conversion Price Adjustments.................................55
  Section 12.4  Merger, Consolidation or Sale of Assets......................60
  Section 12.5  Notice of Adjustments of Conversion Price....................61
  Section 12.6  Prior Notice of Certain Events...............................62
  Section 12.7  Certain Additional Rights....................................64
  Section 12.8  Trustee Not Responsible for Determining Conversion Price or
                Adjustments..................................................63
  Section 12.9  Reservation of Shares of Common Stock........................63
  Section 12.10  Payment of Certain Taxes upon Conversion....................65
  Section 12.11  Nonassessability............................................64

                                  ARTICLE XIII

                     SUBORDINATION OF CONVERTIBLE DEBENTURES

  Section 13.1  Convertible Debentures Subordinate to Senior Indebtedness.. .64

  Section 13.2  Payment Over of Proceeds upon Dissolution, Etc...............64
  Section 13.3  Prior Payment to Senior Indebtedness upon Acceleration of Convertible Debentures....................................65
  Section 13.4  No Payment When Senior Indebtedness in Default...............66
  Section 13.5  Payment Permitted in Certain Situations......................66
  Section 13.6  Subrogation to Rights of Holders of Senior Indebtedness......66
  Section 13.7  Provisions Solely to Define Relative Rights..................67
  Section 13.8  Trustee to Effectuate Subordination..........................67
  Section 13.9  No Waiver of Subordination Provisions........................67
  Section 13.10  Notice to Trustee...........................................68
  Section 13.11  Reliance on Judicial Order or Certificate of Liquidating
                 Agent.......................................................68
  Section 13.12  Trustee Not Fiduciary for Holders of Senior Indebtedness....69
  Section 13.13  Rights of Trustee as Holder of Senior Indebtedness;
                 Preservation of Trustee's Rights............................69
  Section 13.14  Article Applicable to Paying Agents.........................69
  Section 13.15  Certain Conversions Deemed Payment..........................69

                                   ARTICLE XIV

                                    EXPENSES

  Section 14.1  Payment of Expenses..........................................70
  Section 14.2  Payment Upon Resignation or Removal..........................70

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

  Section 15.1  Incorporators, Stockholders, Officers and Directors of
                Company Exempt from Individual Liability.....................71
  Section 15.2  Provisions of Indenture for the Sole Benefit of Parties and
                Holders of Convertible Debentures............................71
  Section 15.3  Right to Assign; Successors and Assigns Bound by Indenture...71
  Section 15.4  Notices and Demands on Company, Trustee and Holders of
                Convertible Debentures.......................................71
  Section 15.5  Officers' Certificates and Opinions of Counsel; Statements to
                Be Contained Therein.........................................72
  Section 15.6  Payments Due on Saturdays, Sundays and Holidays..............73
  Section 15.7  Conflict of Any Provision of Indenture with Trust Indenture
                Act..........................................................73
  Section 15.8  New York Law to Govern.......................................73
  Section 15.9  Counterparts.................................................73
  Section 15.10 Effect of Headings; Gender...................................74
  Exhibit A     Form of Convertible Debenture...............................A-1

               THIS INDENTURE, dated as of April 12, 2000 between VIATEL, INC., a Delaware corporation (the "Company") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                             W I T N E S S E T H:

               WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Indenture in order to establish and provide for the issuance by the Company of Convertible Debentures designated as its 7 3/4% Convertible Junior Subordinated Debentures (the "Convertible Debentures"), a specimen copy of which is attached hereto as Exhibit A, on the terms set forth herein;

               WHEREAS, Viatel Financing Trust I, a Delaware statutory business trust ("Viatel Trust" or the "Trust"), has offered to Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Banc of America Securities LLC (the "Initial Purchasers") in a private placement $180,000,000 aggregate liquidation amount of its 7 3/4% Trust Convertible Preferred Securities (the "Convertible Preferred Securities"), representing undivided beneficial interests in the assets of the Trust, and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Company of 111,340.2 Common Securities, liquidation amount $50 per Common Security, in $185,567,010 aggregate principal amount of the Convertible Debentures; and

               WHEREAS, all things necessary to make this Indenture a valid and legally binding agreement of the Company and the Trustee, in accordance with its terms, have been done.

               NOW, THEREFORE:

               There is hereby established the terms of the Convertible Debentures to be issued under this Indenture, which shall be as set forth herein and in the form of Convertible Debentures attached hereto as Exhibit A, and in consideration of the premises and the purchase and acceptance of the Convertible Debentures by the holders thereof, the Company mutually covenants and agrees with the Trustee, for the equal and proportionate benefit of all holders of the Convertible Debentures, as follows:


                                    ARTICLE I

                                   DEFINITIONS


               Section 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), or the definitions of which in the Securities Act of 1933, as amended (the "Securities Act"), are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

               "Additional Sums" shall have the meaning set forth in Section 2.5(c).

               "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

               "Applicable Price" means (i) in the event of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by a holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the daily Closing Price for one share of Common Stock during the 10 Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, prior to the date upon which the holders of the Common Stock shall have the right to receive such cash, securities, property or other assets.

               "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means any day other than a Saturday, Sunday, or any other day on which banking institutions in New York, New York or Wilmington, Delaware are permitted or required by any applicable law to close.

               "Capital Stock" means, with respect to any Person, any and all shares, interests, units representing interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, including, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers upon a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

               "Certificated Convertible Preferred Securities" means Convertible Preferred Securities issued in definitive registered form.

               "Clearing Agent" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Convertible Debentures and in whose name or in the name of a nominee of that organization shall be registered one or more Global Debentures and which shall undertake to effect book entry transfers and pledges of the Convertible Debentures.

               "Closing Price" with respect to any security on any day means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Company.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

               "Common Securities" means undivided beneficial interests in the assets of the Viatel Trust which rank PARI PASSU with Convertible Preferred Securities issued by the Viatel Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Convertible Preferred Securities.

               "Common   Securities   Guarantee"  means  the  Common  Securities
Guarantee Agreement dated as of April 12, 2000 by the Guarantor.

               "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company.

               "Common Stock Fundamental Change" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors of the Company) of the consideration received by holders of Common Stock consists of common stock that, for the 10 Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on The Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Convertible Preferred Securities continue to exist as outstanding Convertible Preferred Securities, or (ii) not later than the occurrence of such Fundamental Change, the outstanding Convertible Preferred Securities are converted into or exchanged for convertible preferred stock or debentures of a corporation succeeding to the business of the Company, which convertible preferred stock has powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions substantially similar to those of the Convertible Preferred Securities and which debentures have terms substantially similar to those of the Convertible Debentures.

               "Company" means Viatel, Inc., a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

               "Compound Interest" shall have the meaning specified in Section 11.1.

               "Convertible Debenture" or "Convertible Debentures" has the meaning stated in the first recital of this Indenture and more particularly means any Convertible Debentures authenticated and delivered under this Indenture.

               "Convertible Preferred Securities" has the meaning specified in the recitals to this Indenture.

               "Conversion Agent" has the meaning assigned thereto in the Declaration.

               "Conversion Price" has the meaning set forth in Section 12.1.

               "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

               "Declaration" means the Amended and Restated Declaration of Trust of Viatel Financing Trust I, a Delaware statutory business trust, dated as of April 12, 2000.

               "Debt" of a Person means, all indebtedness of such Person which is for money borrowed.

               "defaulted interest" has the meaning specified in Section 2.9.

               "Deferred Interest" has the meaning specified in Section 11.1.

               "Delaware Trustee" has the meaning specified in the Declaration.

               "Depositary" means, with respect to the Convertible Debentures issuable or issued in the form of one or more Global Debentures, the Person designated as Depositary by the Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Convertible Debentures shall mean the Depositary with respect to the Global Debentures.

               "Depositary Convertible Debenture" means a Convertible Debenture executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture, which (i) shall be registered as to principal and interest in the name of the Depositary or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all or a portion of the Outstanding Convertible Debentures.

               "Dissolution Event" means that, as a result of the occurrence and continuation of a Special Event (as described in the Declaration), the Trust is to be dissolved in accordance with the Declaration, and the Convertible Debentures held by the Institutional Trustee are to be distributed to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Declaration.

               "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

               "Event of Default" has the meaning specified in Section 5.1.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Extension Period" has the meaning specified in Section 11.1.

               "Fundamental Change" means the occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or shall constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of any such series of transactions or events, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets, but the adjustment shall be based upon the consideration that the holders of Common Stock received in the transaction or event as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

               "Global Debenture" has the meaning specified in Section 2.4(a).

               "Government Obligations" means securities which are (i) direct obligations of the United States government for which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, or acting as an agency or instrumentality of, the United States government, the payment of which obligations is unconditionally guaranteed by the United States government, and which, in either case, are full faith and credit obligations of the United States government, and which are not callable or redeemable at the option of the issuer thereof prior to their stated maturity.

               "Guarantor" means the Company in its capacity as guarantor under any Trust Securities Guarantees.

               "Holder" or "Holder of Convertible Debentures" or other similar terms mean the person in whose name such Convertible Debenture is registered in the Security Register.

               "incur" means to issue, incur, assume, guarantee, become liable, contingently or otherwise, with respect to, or otherwise become responsible for the payment of, any Debt.

               "Indenture" means this instrument as originally executed and delivered or as it may from time to time be amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of the Convertible Debentures appearing as Exhibit A to this instrument.

               "Institutional   Trustee"  has  the  meaning   specified  in  the
Declaration.

               "Interest   Payment   Date,"  when  used  with   respect  to  any
Convertible Debenture, means the Stated Maturity of an installment of interest on such Convertible Debenture.

               "Lien" means any mortgage or deed of trust, pledge, assignment, security interest, lien, charge, or other encumbrance or preferential arrangement (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

               "Maturity" when used with respect to any Convertible Debenture means the date on which the principal of such Convertible Debenture or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

               "Maturity Date" means the date on which the Convertible Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Additional Sums, if any, and (to the extent permitted by applicable law) Compound Interest, if any.

               "Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.

               "Officers' Certificate" means a certificate signed on behalf of the Company by the Chairman of the Board of Directors or the vice chairman or the president or any vice president and by the treasurer, the controller, any assistant treasurer, the secretary or any assistant secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 15.5.

         "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or counsel to the Company. Each Opinion of Counsel shall include the statements provided for in Section 15.5.

               "Optional Redemption Price" has the meaning specified in Section 10.2.

               "Outstanding" when used with reference to Convertible Debentures, subject to the provisions of Section 7.4, means, as of any particular time, all Convertible Debentures authenticated and delivered under this Indenture, except

               (a) Convertible Debentures theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (b) Convertible Debentures, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Convertible Debentures (if the Company shall act as its own Paying Agent), provided that if such Convertible Debentures, or portions thereof, are to be redeemed prior to the Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

               (c)  Convertible  Debentures  that  have been  paid  pursuant  to
          Section 2.11, converted into Common Stock pursuant to Article XII, or in exchange for or in lieu of which other Convertible Debentures have been authenticated and delivered pursuant to the Indenture (except with respect to any such Convertible Debenture as to which proof satisfactory to the Trustee and the Company is presented that such Convertible Debenture is held by a person in whose hands such Convertible Debenture is a legal, valid and binding obligation of the Company).

               "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Convertible Debenture on behalf of the Company.

               "Persons" or "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               "Place of Payment", when used with respect to the Convertible Debentures, means the place or places where the principal of and interest, if any, on the Convertible Debentures are payable as specified pursuant to Section 3.2.

               "Placement Agreement" means the Placement Agreement dated April 6, 2000 among the Company, the Trust, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Banc of America Securities LLC.

               "Predecessor Convertible Debenture" of a Convertible Debenture means every previous Convertible Debenture evidencing all or a portion of the same debt as that evidenced by such Convertible Debenture; and, for the purposes of this definition, a Convertible Debenture authenticated and delivered under
Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Convertible Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Convertible Debenture.

               "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement dated as of April 12, 2000 between the Guarantor and The Bank of New York, as Preferred Guarantee Trustee.

               "Preferred Securities Registration Rights Agreement" means the Registration Rights Agreement dated as of April 6, 2000 among the Company, the Trust and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Banc of America Securities LLC as the Initial Purchasers, relating to the Convertible Preferred Securities.

               "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

               "principal" whenever used with reference to the Convertible Debentures or any Convertible Debenture or any portion thereof, shall be deemed to include "and premium, if any."

               "Purchaser Stock Price" means, with respect to any Common Stock Fundamental Change, the average of the daily Closing Price for one share of the common stock received by holders of Common Stock (determined as provided herein) in such Common Stock Fundamental Change during the 10 Trading Days immediately prior to the date fixed for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such date, prior to the date upon which the holders of Common Stock shall have the right to receive such common stock.

               "QIB" or "Qualified Institutional Buyer" shall mean "Qualified Institutional Buyer" as such term is defined in Rule 144A under the Securities Act.

               "record date" has the meaning specified in Section 2.9.

               "Registrar" has the meaning specified in Section 2.10.

               "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

               "Responsible Officer" when used with respect to the Trustee means any officer within the corporate trust department (or any successor department) of the Trustee including any vice president, assistant vice president, assistant treasurer, senior trust officer, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject and who has direct responsibility for the administration of this Indenture.

               "Rule 144" means Rule 144 under the Securities Act.

               "Rule 144A" means Rule 144A under the Securities Act.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Security Register" has the meaning specified in Section 2.10.

               "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest in respect of (a) indebtedness of the Company for money borrowed (but excluding trade accounts payable arising in the ordinary course of business) under any credit agreements, notes, guarantees or similar documents and (b) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company; (ii) all capital lease obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (iv) all obligations of the Company for the reimbursement on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction; (v) all obligations of the Company (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreements or other similar instruments or agreements or foreign currency hedge, exchange, purchase or similar instruments or agreements; (vi) all obligations of the types referred to in clauses (i) through (v) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vii) all obligations of the types referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company, except for any such indebtedness that is by its terms subordinated to or PARI PASSU with the Convertible Debentures. Such Senior Indebtedness shall continue to be Senior Indebtedness irrespective of any deferrals, renewals, extensions or refundings of, or amendments, modifications, supplements or waivers of any term of such Senior Indebtedness.

               "Stated Maturity" when used with respect to any Convertible Debenture or any installment of principal thereof or interest thereon, means the date on which the principal of such Convertible Debenture or such installment of principal or interest is due and payable in accordance with the terms thereof.

               "Subsidiary" means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of the outstanding Capital Stock (or other interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, general partners, managers, managing members, managing partners or trustees thereof or, if such persons are not elected, to vote on any matter that is submitted to the vote of all persons holding ownership interests in such entity) is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

               "Trading Day" shall mean a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price or any day on which the New York Stock Exchange is open for trading.

               "Transfer Restriction Termination Date" means the earlier of the first date on which (i) the Convertible Preferred Securities, the Convertible Debentures and any Common Stock issued or issuable upon the conversion or exchange thereof (other than (A) such securities acquired by the Company or any Affiliate thereof since the Issue Date of the Convertible Preferred Securities and (B) Common Stock issued upon the conversion or exchange of any such security described in clause (A) above) may be sold pursuant to Rule 144(k) (or any successor provision) and (ii) all the Offered Securities have been sold pursuant to an effective registration statement.

               "Trust" or "Viatel Trust" means Viatel Financing Trust I, a Delaware statutory business trust.

               "Trust Indenture Act" or "TIA" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed.

               "Trust   Securities"   means  the  Common   Securities   and  the
Convertible Preferred Securities of Viatel Trust.

               "Trust   Securities   Guarantees"  means  the  Common  Securities
Guarantee and the Preferred Securities Guarantee.

               "Trustee" means the Person identified as "Trustee" in the first paragraph hereof until a successor Trustee shall have become such pursuant to the provisions hereof, and thereafter, "Trustee" shall mean or include each Person who is then a Trustee hereunder.

               "United States of America" or "United States" means the United States of America (including the states and the District of Columbia), its territories, possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

               "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state or political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its sources or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the Trust.

               "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."


                                   ARTICLE II

                           THE CONVERTIBLE DEBENTURES


               Section 2.1 DESIGNATION AND PRINCIPAL AMOUNT.

               There are hereby authorized Debentures designated the "7 3/4% Junior Convertible Subordinated Debentures," limited in aggregate principal amount to $185,567,010 which amount shall be as set forth in any written order of the Company for the authentication and delivery of Convertible Debentures pursuant to Section 2.6 of this Indenture.

               Section 2.2 MATURITY. The Maturity Date is April 15, 2015.

               Section 2.3 FORM AND PAYMENT.(a) Except as provided in Section 2.6, the Convertible Debentures shall be issued in fully registered certificated form without coupons in denominations of $10 in principal amount and integral multiples thereof. Principal and interest on the Convertible Debentures issued in certificated form will be payable, the transfer of such Convertible Debentures will be registrable and such Convertible Debentures will be exchangeable for Convertible Debentures bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of any Convertible Debentures is the Institutional Trustee, the payment of the principal of and interest (including Compound Interest and Additional Sums, if any) on such Convertible Debentures held by the Institutional Trustee will be made at such place and to such account as may be designated by the Institutional Trustee.

               (b) The Convertible Debentures are subject to the terms set forth in this Indenture including, without limitation, Exhibit A hereto, the terms of which are hereby incorporated in their entirety by reference.

               (c) The Convertible Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A to this Indenture.

               Section 2.4 EXCHANGE AND REGISTRATION OF TRANSFER OF CONVERTIBLE DEBENTURES; RESTRICTIONS ON TRANSFERS; DEPOSITARY.If distributed to holders of Trust Securities, the Convertible Debentures will be issued to such holders in the same form as the Trust Securities that such Convertible Debentures replace in accordance with the following procedures:

               (a) So long as Convertible Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Convertible Debentures that are so eligible may be represented by one or more Convertible Debentures in global form registered in the name of the Depositary or the nominee of the Depositary, except as otherwise specified below. The transfer and exchange of beneficial interests in any such Convertible Debenture in global form shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor.

               Convertible Debentures that are distributed to QIBs in replacement of Convertible Preferred Securities represented by a global Convertible Preferred Security will be represented by a global Convertible Debenture (the "144A Global Debenture"). The 144A Global Debenture shall be referred to herein as a Global Debenture. Convertible Debentures that are distributed to QIBs in replacement of Certificated Convertible Preferred Securities will be represented by definitive Convertible Debentures as set forth in Section 2.4(b).

               Except as provided below, beneficial owners of a Convertible Debenture in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Convertible Debentures in global form.

               (b) Convertible Preferred Securities held in certificated form, except for certificates representing Convertible Preferred Securities held by the Depositary or its nominee (or any successor Clearing Agency or its nominee), shall upon presentation to the Trustee by the Institutional Trustee or by the holder thereof or by the Institutional Trustee on behalf of such holder shall be exchanged for Convertible Debentures in fully registered certificated form of like aggregate principal amount and tenor.

               (c) So long as the Convertible Debentures are eligible for book-entry settlement, and to the extent that Convertible Debentures are held by QIBs in a Global Debenture, or unless otherwise required by law, upon any transfer of a definitive Convertible Debenture to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Convertible Debenture or Convertible Debentures being so transferred, together with a certification from the transferor that the transfer is being made in compliance with Rule 144A (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on any 144A Global Debenture to reflect an increase in the aggregate principal amount of the Convertible Debentures represented by such Global Debenture, and the Trustee shall cancel such definitive Convertible Debenture or Convertible Debentures in accordance with the standing instructions and procedures of the Depositary, the aggregate principal amount of Convertible Debentures represented by such Global Debenture to be increased accordingly; provided that no definitive Convertible Debenture, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in such Global Debenture until such definitive Convertible Debenture is freely tradable in accordance with Rule 144(k); provided further that the Trustee shall, at the written request of the Company, issue Convertible Debentures in definitive form upon any transfer of a beneficial interest in the Global Debenture to the Company or any Affiliate of the Company.

               Any Global Debenture may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Depositary, by the New York Stock Exchange or by the National Association of Securities Dealers, Inc. in order for the Convertible Debentures to be tradeable on the PORTAL Market or as may be required for the Convertible Debentures to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Convertible Debentures may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Convertible Debentures are subject.

               (d) Each Convertible Debenture that bears or is required to bear the legend set forth in this Section 2.4(d) (a "Restricted Convertible
Debenture") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 2.4(d), unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Restricted Convertible Debenture, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 2.4(d) and in
Section 2.4(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Convertible Debenture.

               Prior  to  the  Transfer   Restriction   Termination   Date,  any
certificate evidencing a Convertible Debenture shall bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

               THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR, IF THIS SECURITY IS CONVERTIBLE INTO COMMON STOCK, THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT
(A) TO VIATEL, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER,  FURNISHES TO

THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, THE TRANSFER AGENT FOR THE COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF
RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR VIATEL FINANCING TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

               Following the Transfer Restriction Termination Date, any Convertible Debenture or security issued in exchange or substitution therefor (other than (i) Convertible Debentures acquired by the Company or any Affiliate thereof since the issue date of the Convertible Preferred Securities and (ii) Common Stock issued upon the conversion or exchange of any Convertible Debenture described in clause (i) above) may upon surrender of such Convertible Debenture for exchange to the Registrar in accordance with the provisions of this Section 2.4, be exchanged for a new Convertible Debenture or Convertible Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.4(d).

               Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.4(d)), a Global Debenture may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee to a successor Depositary or a nominee of such successor Depositary.

               The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to all or a portion of the Convertible Debentures in global form. Initially, the Global Debentures shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

               Definitive Convertible Debentures issued in exchange for all or a part of a Global Debenture pursuant to this Section 2.4(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Convertible Debentures to the person in whose names such definitive Convertible Debentures are so registered.

               At such time as all interests in a Global Debenture have been redeemed, converted, exchanged, repurchased or canceled, such Global Debenture shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions of the Depositary. At any time prior to such cancellation, if any interest in a Global Debenture is exchanged for definitive Convertible Debentures, redeemed, converted, exchanged or repurchased by the Company pursuant to Article X or canceled, or transferred for part of a Global Debenture, the principal amount of such Global Debenture shall, in accordance with the standing procedures and instructions of the Depositary be reduced or increased, as the case may be, and an endorsement shall be made on such Global Debenture by, or at the direction of, the Trustee to reflect such reduction or increase.

               (e) Any Convertible Debenture or Common Stock issued upon the conversion or exchange of a Convertible Debenture that, prior to the Transfer Restriction Termination Date, is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Convertible Debentures or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

               Section 2.5 INTEREST.

               (a) Each Convertible Debenture will bear interest at the rate of 7:% per annum (the "Coupon Rate") from April 12, 2000 until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded quarterly, payable (subject to the provisions of Article XI) quarterly in arrears on January 15, April 15, July 15 and October 15 of each year (each, an "Interest Payment Date"), commencing on July 15, 2000, to the Person in whose name such Convertible Debenture or any Predecessor Convertible Debenture is registered, at the close of business on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to that Interest Payment Date.

               (b) The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on the Convertible Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

               (c) If at any time the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional sums ("Additional Sums") such additional amounts as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or other government charges been imposed so long as the Trust is the holder of the Convertible Debentures.

               The definitive Convertible Debentures shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Convertible Debentures, as evidenced by their execution of such Convertible Debentures.

               Section  2.6   AUTHENTICATION   AND   DELIVERY   OF   CONVERTIBLE
Debentures.

               At any  time  and  from  time to time  after  the  execution  and delivery of this Indenture, the Company may deliver Convertible Debentures in the aggregate principal amount of up to $185,567,010 executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Convertible Debentures to or upon the written order of the Company, signed by both (i) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and (ii) its treasurer or any assistant treasurer or its secretary or any assistant secretary, without any further action by the Company. In authenticating such Convertible Debentures and accepting the additional responsibilities under this Indenture in relation to such Convertible Debentures, the Trustee shall be provided with and (subject to Section 6.1) shall be fully protected in relying upon:

               (a) a copy of any resolution or resolutions of the Board of Directors relating to the issuance of such Convertible Debentures, in each case certified by the secretary or an assistant secretary of the Company;

               (b) a supplemental indenture, if any;

               (c) an Opinion of Counsel, prepared in accordance with Section 15.5, which shall state that the Convertible Debentures have been duly authorized, and, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               Notwithstanding the provisions of the preceding paragraph, if the Convertible Debentures are not to be originally issued at one time, it shall not be necessary to deliver the resolution of the Board of Directors and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Convertible Debenture if such documents are delivered at or prior to the time of authentication upon original issuance of the first Convertible Debentures to be issued. After the original issuance of the first Convertible Debenture to be issued, any separate written request by the Company that the Trustee authenticate Convertible Debentures for original issuance will be deemed to be a certification by the Company that it is in compliance with all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Convertible Debentures.

               The Trustee shall have the right to decline to authenticate and deliver any Convertible Debentures under this Section if the Trustee is advised by counsel in good faith that the issuance of such Convertible Debentures would expose the Trustee to personal liability or is unlawful.

               If the Convertible Debentures are to be issued in the form of one or more Global Debentures, then the Company shall execute and the Trustee shall, in accordance with this Section, authenticate and deliver one or more Global Debentures that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Convertible Debentures issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Debenture or Convertible Debentures or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Convertible Debentures in definitive registered form, this Convertible Debenture may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

               Each Depositary must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation to be so registered to act as such depositary.

               Section 2.7 EXECUTION OF CONVERTIBLE DEBENTURES. The Convertible Debentures shall be signed on behalf of the Company by the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any vice president and attested by its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Convertible Debentures. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Convertible Debenture that has been duly authenticated and delivered by the Trustee.

               In case any officer of the Company who shall have signed any of the Convertible Debentures shall cease to be such officer before the Convertible Debenture so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Convertible Debenture nevertheless may be authenticated and delivered or disposed of as though the person who signed such Convertible Debenture had not ceased to be such officer of the Company; and any Convertible Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Convertible Debenture, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

               Section 2.8 CERTIFICATE OF AUTHENTICATION. Only such Convertible Debentures as shall bear thereon a certificate of authentication substantially in the form attached hereto as a part of Exhibit A and executed by the Trustee by the manual signature of one of its authorized signatories shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Convertible Debenture executed by the Company shall be conclusive evidence that the Convertible Debenture so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

               Notwithstanding the foregoing, if any Convertible Debenture shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, the Company shall deliver such Convertible Debenture to the Trustee for cancellation as provided in Section 2.12 together with a written statement (which need not comply with Section 15.5 and need not be accompanied by an Opinion of Counsel) stating that such Convertible Debenture has never been issued and sold by the Company, for all purposes of this Indenture such Convertible Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

               Section 2.9 DENOMINATION AND DATE OF CONVERTIBLE DEBENTURES; PAYMENTS OF INTEREST.

               Convertible Debentures shall be issuable in denominations of $10 and any integral multiple thereof. The Convertible Debentures shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

               Each Convertible Debenture shall be dated the date of its authentication.

               The term "record date" as used with respect to any interest payment date (except for payment of defaulted interest) shall mean the close of business on the fifteenth day preceding such interest payment date, whether or not such record date is a Business Day.

               Any interest on any Convertible Debenture which is payable, but is not punctually paid or duly provided for, on any interest payment date, subject to the provisions of Article XI (called "defaulted interest" for purposes of this Section) shall forthwith cease to be payable to the Holder on the relevant record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

               (1) The  Company  may  elect  to make  payment  of any  defaulted interest to the persons in whose names any such Convertible Debentures (or their respective predecessor Convertible Debentures) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Convertible Debentures and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Convertible Debentures which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Convertible Debentures shall be paid to the person in whose names such Convertible Debentures (or their respective predecessor Convertible Debentures) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2). (2) The Company may make payment of any defaulted interest on the Convertible Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

               Subject to the foregoing provisions of this Section, each Convertible Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Convertible Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Convertible Debenture.

               In the case of any Convertible Debenture which is converted into Common Stock of the Company after any record date and on or prior to the next succeeding Interest Payment Date (other than any Convertible Debenture whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on such record date. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the amount of such payment shall include accumulated and unpaid interest accrued to, but excluding, such redemption date. Except as otherwise expressly provided in the first two sentences of this paragraph, in the case of any Convertible Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Convertible Debenture shall not be payable.

               Section 2.10 REGISTRATION, TRANSFER AND EXCHANGE.The provisions of this Section 2.10 shall be subject in their entirety to the provisions of
Section 2.4. The Company will cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and the registration of the transfer or exchange of the Convertible Debentures. The Trustee is hereby appointed and accepts the appointment  as Registrar (the  "Registrar")  for purposes of  registering,  and registering transfers of, the Convertible Debentures. Upon surrender for registration of transfer of any Convertible Debenture at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Convertible Debenture or Convertible Debentures and of a like tenor and containing the same terms (other than the principal amount thereof, if more than one Convertible Debenture is executed, authenticated and delivered in respect to any Convertible Debenture so presented, in which case the aggregate principal amount of the executed, authenticated and delivered Convertible Debentures shall equal the principal amount of the Convertible Debenture presented in respect thereof) and conditions.

               At the option of the Holder thereof, Convertible Debentures (other than a Global Debenture, except as set forth below) may be exchanged for a Convertible Debenture or Convertible Debentures having authorized denominations and an equal aggregate principal amount, upon surrender of such Convertible Debentures to be exchanged at the agency of the Company that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Company shall so require, of the charge hereinafter provided. Whenever any Convertible Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Convertible Debentures which the Holder making the exchange is entitled to receive. All Convertible Debentures surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled by the Trustee and the Trustee shall dispose of such cancelled Convertible Debentures in its customary manner and will deliver a certificate of cancellation thereof to the Company.

               All Convertible Debentures issued upon any transfer or exchange of Convertible Debentures shall be the valid and legally binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Convertible Debentures surrendered upon such transfer or exchange.

               Every Convertible Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

               No service charge shall be made to the Holder for any registration of transfer or exchange of Convertible Debentures, but the company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Convertible Debentures, other than exchanges pursuant to Sections 2.13, 8.5 or
12.5 not involving any transfer.

               The Company shall not be required (i) to issue, register the transfer of or exchange any Convertible Debenture during a 15-day period prior to the day of mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Convertible Debenture so selected for redemption in whole or in part, except, in the case of any Convertible Debenture to be redeemed in part, the portion thereof not redeemed.

               Notwithstanding any other provisions of this Section 2.10, unless and until it is exchanged in whole or in part for Convertible Debentures in definitive registered form, a Global Debenture representing all or a portion of the Convertible Debentures may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               If at any  time the  Depositary  for any  Convertible  Debentures represented by one or more Global Debentures notifies the Company that it is unwilling or unable to continue as Depositary for such Convertible Debentures or if at any time the Depositary for such Convertible Debentures shall no longer be eligible under Section 2.6, the Company shall appoint a successor Depositary with respect to such Convertible Debentures. If a successor Depositary for such Convertible Debentures is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, as the case may be, the Company's election that such Convertible Debentures be represented by one or more Global Debentures shall no longer be effective and the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Convertible Debentures, will authenticate and deliver, Convertible Debentures in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Debenture or Convertible Debentures representing such Convertible Debentures in exchange for such Global Debenture or Convertible Debentures.

               The Company may at any time and in its sole discretion determine that the Convertible Debentures issued in the form of one or more Global Debentures shall no longer be represented by a Global Debenture. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Convertible Debentures, will authenticate and deliver, Convertible Debentures in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Debenture, in exchange for such Global Debenture.

               If an Event of Default occurs and is continuing with respect to Convertible Debentures issued in the form of one or more Global Debentures, upon written notice from the Depositary, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Convertible Debentures, will authenticate and deliver, Convertible Debentures in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Debenture or Convertible Debentures, representing such Convertible Debentures, in exchange for such Global Debenture or Convertible Debentures.

               If specified by the Company, the Depositary for such Global Debenture may surrender such Global Debenture in exchange in whole or in part for Convertible Debentures in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge to the Holder:

               (i) to the Person specified by such Depositary a new Convertible Debenture or Convertible Debentures, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Debenture; and

               (ii) to such Depositary a new Global Debenture in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Debenture and the aggregate principal amount of Convertible Debentures authenticated and delivered pursuant to clause
          (i) above.

               Upon the exchange of a Global Debenture for Convertible Debentures in definitive registered form, in authorized denominations, such Global Debenture shall be cancelled by the Trustee or an agent of the Company or the Trustee. Convertible Debentures in definitive registered form issued in exchange for a Global Debenture pursuant to this Section 2.10 shall be registered in such names and in such authorized denominations as the Depositary for such Global Debenture, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or agent of the Company or the Trustee. The Trustee or such agent shall deliver such Convertible Debentures to or as directed by the Persons in whose names such Convertible Debentures are so registered.

               Section 2.11 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN CONVERTIBLE DEBENTURES. In case any temporary or definitive Convertible Debenture shall become mutilated or defaced or be destroyed, lost or stolen, then, in the absence of notice to the Company or the Trustee that the Convertible Debenture has been acquired by a bona fide purchaser, the Company shall execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery a new Convertible Debenture and of like tenor and principal amount and with the same terms and conditions, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Convertible Debenture or in lieu of and substitution for the Convertible Debenture so destroyed, lost or stolen. In every case the applicant for a substitute Convertible Debenture shall furnish to the Company and to the Trustee and to any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Convertible Debenture and of the ownership thereof and in the case of mutilation or defacement shall surrender the Convertible Debenture to the Trustee or such agent.

               Upon the issuance of any substitute Convertible Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Convertible Debenture which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Convertible Debenture, pay or authorize, the payment of the same (without surrender thereof except in the case of a mutilated or defaced Convertible Debenture); provided, however, that the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Convertible Debenture and of the ownership thereof.

               Every substitute Convertible Debenture issued pursuant to the provisions of this Section by virtue of the fact that any Convertible Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Convertible Debenture shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Convertible Debentures duly authenticated and delivered hereunder. All Convertible Debentures shall be held upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Convertible Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

               Section 2.12 CANCELLATION OF CONVERTIBLE DEBENTURES. All Convertible Debentures surrendered for payment, redemption, conversion, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any agent of the Company or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Convertible Debentures shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Convertible Debentures previously authenticated hereunder which the Company has not issued and sold and all Convertible Debentures so delivered shall be promptly cancelled by the Trustee. If the Company shall acquire any of the Convertible Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Convertible Debentures unless and until the same are delivered to the Trustee for cancellation. All cancelled Convertible Debentures shall be disposed of in accordance with the Trustee's customary practices.

               Section 2.13 TEMPORARY CONVERTIBLE DEBENTURES. Pending the preparation of definitive Convertible Debentures, the Company may execute and the Trustee shall authenticate and make available for delivery temporary
Convertible Debentures (printed, lithographed, typewritten or otherwise reproduced, in each case in form reasonably acceptable to the Trustee). Temporary Convertible Debentures shall be issuable in any authorized denomination, and substantially in the form of the definitive Convertible Debentures but with such omissions, insertions and variations as may be appropriate for temporary Convertible Debentures, all as may be determined by the Company with the reasonable concurrence of the Trustee. Temporary Convertible Debentures may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Convertible Debenture shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Convertible Debentures. Without unreasonable delay the Company shall execute and shall furnish definitive Convertible Debentures and thereupon temporary Convertible Debentures may be surrendered in exchange therefor without charge to the Holder at each office or agency to be maintained by the Company for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Convertible
Debentures  an  equal  aggregate  principal  amount  of  definitive  Convertible
Debentures of authorized denominations. Until so exchanged, the temporary Convertible Debentures shall be entitled to the same benefits under this Indenture as definitive Convertible Debentures.

               Section 2.14 CUSIP NUMBERS.

               The Company in issuing the Convertible Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Convertible Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Convertible Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE III

                            COVENANTS OF THE COMPANY


               Section 3.1 PAYMENT OF PRINCIPAL AND INTEREST.

               The Company covenants and agrees for the benefit of the Convertible Debentures that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Convertible Debentures in accordance with the terms of such Convertible Debentures and of this Indenture. The interest on Convertible Debentures (together with any additional amounts payable pursuant to the terms of such Convertible Debentures) shall be payable only to or upon the written order of the Holders thereof and at the option of the Company may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register.

               Payment of principal of and any interest on any Convertible Debenture in definitive global form shall be made to the Person or Persons specified therein. Except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Convertible Debentures represented by a Global Debenture as shall be specified in a written statement of the Holder of such Global Debenture.

               Section 3.2 OFFICES FOR PAYMENT, ETC. So long as any of the Convertible Debentures remain outstanding, the Company will maintain the following: an office or agency in the Borough of Manhattan, City of New York (a) where the Convertible Debentures may be presented for payment, (b) where the Convertible Debentures may be presented for registration of transfer and for exchange as provided in this Indenture, and (c) where notices and demands may be served upon the Company in respect of the Convertible Debentures, or this Indenture.

               The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. The Trustee is hereby appointed, and accepts its appointment as, Paying Agent.

               Section 3.3 PAYING AGENTS. Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Convertible Debentures, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section:

               (a) that it will hold all sums received by it as such Paying Agent for the payment of the principal of or interest on the Convertible Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Convertible Debentures) in trust for the benefit of the Holders of the Convertible Debentures or of the Trustee, and upon the occurrence of an Event of Default and upon the written request of the Trustee, pay over all such sums received by it to the Trustee; and

               (b) that it will give the Trustee written notice of any failure by the Company (or by any other obligor on the Convertible Debentures) to make any payment of the principal of or interest on the Convertible Debentures when the same shall be due and payable. The Company will, on or prior to each due date of the principal of or interest on the Convertible Debentures, deposit in a timely manner with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

               If the Company shall act as its own Paying Agent with respect to the Convertible Debentures, it will, on or before each due date of the principal of or interest on the Convertible Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Convertible Debentures a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

               Section 3.4 WRITTEN STATEMENT TO TRUSTEE. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 15.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge, after due inquiry, of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture), and if the Company shall not be in compliance, specifying all such defaults or non-compliance and the nature and status thereof. The Company shall deliver to the Trustee promptly after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

               Section 3.5 LIMITATION ON DIVIDENDS; TRANSACTIONS WITH AFFILIATES. If any Convertible Debentures are outstanding and (i) there shall have occurred any Event of Default or any event that, with the giving of notice or lapse of time or both, would constitute an Event of Default, (ii) the Guarantor shall be in default with respect to its payment or other obligations under the Preferred Securities Guarantee or the Common Securities Guarantee, or
(iii) the Company shall have given notice of its election to defer payments of interest on Convertible Debentures by extending the interest payment period as provided in Article XI and such period, or any extension thereof, shall be continuing, then the Company shall not (a) declare or pay any dividend on, make any distribution with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its Capital Stock or (b) make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior in interest to the Convertible Debentures or make any guarantee payments with respect to any guarantee by the Company of the debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Convertible Debentures (other than (i) as a result of a reclassification of the Capital Stock of the Company or the exchange or conversion of one class or series of the Capital Stock of the Company for another class or series of the

Capital Stock of the Company, (ii) the purchase of fractional interests in shares of the Capital Stock of the Company pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted into or exchanged for such Capital Stock, (iii) dividends or distributions in Common Stock of the Company, (iv) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (v) payments under the Trust Securities Guarantees, (vi) purchases of Common Stock of the Company related to the issuance of Common Stock of the Company or rights under any of the Company's benefit plans for its directors, officers or employees and (vii) obligations under any dividend reinvestment and stock purchase plans).

               Section 3.6 COVENANTS AS TO VIATEL TRUST. For so long as the Trust Securities remain outstanding, the Company will (a) maintain 100% direct or indirect ownership of the Common Securities of Viatel Trust; provided, however, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of the Common Securities, (b) use its reasonable efforts to cause Viatel Trust (i) to remain a statutory business trust, except in connection with the distribution of Convertible Debentures to the holders of Trust Securities in liquidation of Viatel Trust, the redemption of all of the Trust Securities of Viatel Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (ii) to continue to be classified as a grantor trust for United States federal income tax purposes and (c) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Convertible Debentures.

               Section 3.7 EXISTENCE.Subject to Article IX, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


                                   ARTICLE IV

             HOLDERS OF CONVERTIBLE DEBENTURES LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE


               Section 4.1 COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF HOLDERS OF CONVERTIBLE DEBENTURES. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Convertible Debentures:

               (a) semiannually and not more than 15 days after each record date for the payment of interest on such Convertible Debentures, as hereinabove specified, as of such record date, and

               (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Registrar, such list shall not be required to be furnished.

               Section 4.2 PRESERVATION AND DISCLOSURE OF HOLDERS OF CONVERTIBLE DEBENTURES' LISTS. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Convertible Debentures contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

               (b) In case three or more Holders of Convertible Debentures (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Convertible Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Convertible Debentures (in which case the applicants must all hold Convertible Debentures) or with Holders of all Convertible Debentures with respect to their rights under this Indenture or under such Convertible Debentures and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at is election, either

               (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

               (ii) inform such applicants as to the approximate number of Holders of Convertible Debentures or of all Convertible Debentures, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, as to the approximate cost of mailing to such Holders of Convertible Debentures the form of proxy or other communication, if any, specified in such application. If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Convertible Debentures or all Holders of Convertible Debentures, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Convertible Debentures or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Convertible Debentures with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

               (c) Each and every Holder of Convertible Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Convertible Debentures in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

               Section 4.3 REPORTS BY THE COMPANY. The Company covenants: (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions and any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, or if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission to the extent permitted, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

               (c) to transmit by mail to the Holders of Convertible Debentures in the manner and to the extent required by Sections 6.6 and 15.4, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE V

  REMEDIES OF THE TRUSTEE AND HOLDERS OF CONVERTIBLE DEBENTURES ON EVENT OF
                                     DEFAULT


               Section 5.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. "Event of Default" with respect to the Convertible Debentures wherever used herein, means any one or more of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) default in the payment of any interest (including any Additional Sums and Compound Interest) upon or any additional amounts, including any Liquidated Damages Amount (as defined in the Preferred Securities Registration Rights Agreement), payable in respect of any Convertible Debentures when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of this Indenture shall not constitute a default in the payment of interest for this purpose; or

               (b) default in the payment of the principal of, or premium, if any, on, any Convertible Debentures as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise; or

               (c) default in the performance, or breach of any covenant or warranty of the Company contained in the Convertible Debentures or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Convertible Debentures a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (d) the entry by a court having  jurisdiction  in the premises of
          (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of all or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (e) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of all or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

               (f) failure by the Company to convert Convertible Debentures into shares of Common Stock of the Company upon an appropriate election by a holder of Trust Securities or Convertible Debentures to convert such Trust Securities or Convertible Debentures, as the case may be, into such Common Stock (whether or not conversion or exchange is prohibited by the subordination provisions set forth herein); or

               (g) the Viatel Trust shall have voluntarily or involuntarily dissolved, wound up its business or otherwise terminated its existence except in connection with (i) the distribution of Convertible Debentures to holders of Trust Securities in liquidation of their interest in the Viatel Trust upon the occurrence of a Special Event or upon the occurrence of events as described in Section 3 of Annex I to the Declaration, (ii) the redemption of all of the outstanding Trust Securities of the Viatel Trust, (iii) the conversion of all outstanding Convertible Preferred Securities into Common Stock of the Company or (iv) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

               If an Event of Default occurs and is continuing, then and in each and every such case, unless the principal of all Convertible Debentures shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Convertible Debentures then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the entire principal of, plus accrued and unpaid interest on, all the Convertible Debentures (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) and any other amounts payable under this Indenture to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. These provisions, however, are subject to the condition that if at any time after the principal and other amounts due on the Convertible Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Convertible Debentures and the principal of any and all Convertible Debentures which shall have become due otherwise than by such acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, Compound Interest to the date of such payment) or deposit in Dollars such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel and all other expenses and liabilities incurred, and all advances with interest made, by the Trustee, its agents, attorneys and counsel, and if any and all defaults under this Indenture, other than the nonpayment of the principal and interest of Convertible Debentures which shall have become due by such acceleration, shall have been cured or waived as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of the Convertible Debentures then Outstanding, by written notice to the Company and to the Trustee for the Convertible Debentures, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

               Section 5.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT.The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Convertible Debentures when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Convertible Debentures when the same shall have become due and payable, whether upon Maturity or upon any redemption or by declaration or otherwise, then upon demand of the Trustee for the Convertible Debentures, the Company will pay to the Trustee for the benefit of the Holders of the Convertible Debentures the whole amount that then shall have become due and payable on all Convertible Debentures for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Convertible Debentures); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

               Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Convertible Debentures to the persons entitled thereto, whether or not the principal of and interest on the Convertible Debentures are overdue.

               In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee for the Convertible Debentures, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Convertible Debentures and collect in the manner provided by law out of the property of the Company or other obligor upon such Convertible Debentures, wherever situated, the moneys adjudged or decreed to be payable.

               In case there shall be pending proceedings relative to the Company or any other obligor upon the securities under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor under the Convertible Debentures, or to the property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Convertible Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Convertible Debentures, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, except as a result of negligence or bad faith) and of the Holders of Convertible Debentures allowed in any judicial proceedings relative to the Company or other obligor upon all Convertible Debentures, or to the property of the Company or such obligor, and

               (b) to collect and receive any moneys or other property payable or deliver able on any such claims, and to distribute all amounts received with respect to the claims of the Holders of Convertible Debentures and of the Trustee on their behalf; and any trustee, receiver, liquidator, custodian or other similar official is hereby authorized by each of the Holders of Convertible Debentures to make payments to the Trustee for the Convertible Debentures, and, in the event that such Trustee shall consent to the making of payments directly to the Holders of Convertible Debentures, to pay to such Trustee such amounts as shall be sufficient to cover reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, such Trustee, each predecessor Trustee and their respective agents, attorneys and counsel and all other amounts due to such Trustee or any predecessor Trustee pursuant to
          Section 6.7, except as a result of Trustee's negligence or bad faith.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Convertible Debentures any plan of reorganization, arrangement, adjustment or composition affecting the Convertible Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of Convertible Debentures in any such proceeding.

               All  rights  of  action  and  of  asserting   claims  under  this
Indenture,  or under any of the Convertible  Debentures,  may be enforced by the

Trustee for the Convertible Debentures without the possession of any of the Convertible Debentures or the production thereof at any trial or other proceedings relative thereto, any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Convertible Debentures in respect of which such action was taken.

               In any proceedings brought by the Trustee for the Convertible Debentures (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Convertible Debentures in respect to which such action was taken, and it shall not be necessary to make any Holders of such Convertible Debentures parties to any such proceedings.

               Section 5.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee for the Convertible Debentures pursuant to this Article in respect of the Convertible Debentures shall be applied in the following order at the date or dates fixed by such Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Convertible Debentures in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Convertible Debentures in reduced principal amounts in exchange for the presented Convertible Debentures if only partially paid, or upon surrender thereof if fully paid:

               FIRST: To the payment of costs and expenses applicable in respect of which moneys have been collected, including reasonable compensation to, and all expenses and liabilities incurred and all advances with interest made by, the Trustee and each predecessor Trustee and their respective agents and attorneys and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7, except as a result of Trustee's negligence or bad faith;

               SECOND: To the payment of the amounts then due and unpaid for interest on the Convertible Debentures for which principal is not yet due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Convertible Debentures for interest;

               THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Convertible Debentures for which principal is due and payable in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Convertible Debentures of principal and interest, respectively; and

               FOURTH: To the payment of the remainder, if any, to the Company.

               Section 5.4 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee for the Convertible Debentures or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to the determination in any such proceeding, the Company, the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders of Convertible Debentures shall continue as though no such proceedings had been taken.

               Section 5.5 LIMITATIONS ON SUITS BY HOLDERS OF CONVERTIBLE DEBENTURES.

               No Holder of any Convertible Debenture shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of any Event of Default and of the continuance thereof, as hereinbefore provided, and, if the Viatel Trust is not the sole Holder of the Convertible Debentures, unless also the Holders of not less than 25% in aggregate principal amount of the Convertible Debentures then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity, as it may require, against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60 day period by Holders of a majority in principal amount of the Convertible Debentures then Outstanding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Convertible Debenture with every other taker and Holder of a Convertible Debenture and the Trustee, that no one or more Holders of Convertible Debentures shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Convertible Debentures, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Convertible Debentures.

               Section 5.6 UNCONDITIONAL RIGHT OF HOLDERS OF CONVERTIBLE DEBENTURES TO INSTITUTE CERTAIN SUITS. Notwithstanding any provision in this Indenture and any provision of any Convertible Debenture, the right of any Holder of any Convertible Debenture to receive payment of the principal of and (subject to Section 2.9 and Article XI) interest on such Convertible Debenture at the respective rates, in the respective amount on or after the respective due dates expressed in such Convertible Debenture, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

               Section 5.7 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 2.11 and Section 5.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Convertible Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

               No delay or omission of the Trustee or of any Holder of Convertible Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.5, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Convertible Debentures may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or the Holders of Convertible Debentures.

               Section 5.8 CONTROL BY HOLDERS OF CONVERTIBLE DEBENTURES. The Holders of a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Convertible Debentures by this Indenture; provided that such direction shall not be in conflict with any rule of law or the provisions of this Indenture; and provided further that the Trustee, being advised by counsel, shall have the right to decline to follow any such direction if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction would be unduly prejudicial to the interest of Holders of the Convertible Debentures not joining in the giving of said direction.

               Section 5.9 WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding may on behalf of the Holders of all the Convertible Debentures waive any past default hereunder or its consequences, except a default:

               (a) in the payment of the principal of (or premium, if any) or any interest on any Convertible Debenture as and when the same shall become due by the terms of Convertible Debentures otherwise than by acceleration (unless such default has been cured and sums sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 5.1)), or

               (b) in respect of a covenant  or  provision  hereof  which  under
          Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Convertible Debenture affected;

provided, however, that if the Convertible Debentures are held by the Viatel Trust or the Institutional Trustee of such Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in aggregate liquidation amount of Trust Securities of the Viatel Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each Outstanding Convertible Debenture is required, such waiver shall not be effective until each holder of the Trust Securities of the Viatel Trust shall have consented to such waiver.

               Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

               Section 5.10 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Convertible Debenture, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of Convertible Debentures or group of Holders of Convertible Debentures holding in the aggregate more than 10% in principal amount of the Outstanding
Convertible Debentures, or to any suit instituted by a Holder of Convertible Debentures for the enforcement of the payment of the principal of or interest on any Convertible Debenture on or after the due date expressed in such Convertible Debenture or any date fixed for redemption.

               Section 5.11 SUITS FOR ENFORCEMENT.

               In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.


                                   ARTICLE VI

                             CONCERNING THE TRUSTEE


               Section 6.1 DUTIES OF THE TRUSTEE. (a) If an Event of Default has occurred and is continuing with respect to the Convertible Debentures, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) Except during the continuance of an Event of Default with respect to the Convertible Debentures:

               (i)  the  Trustee   need  perform  only  those  duties  that  are
          specifically set forth in this Indenture and no other duties shall be inferred or implied against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming on their face to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

               (c) The Trustee may not be relieved from liability for its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

               (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 6.1.

               (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers hereunder, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

               Section 6.2 RIGHTS OF TRUSTEE. Subject to Section 6.1 and the provisions of the Trust Indenture Act:

               (a) The Trustee may conclusively rely on any document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company.

               (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

               (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

               (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

               (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

               (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

               (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed by the Trustee with due care to act hereunder.

               Section 6.3 INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Convertible Debentures and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co- Registrar may do the same with like rights. However, the Trustee must comply with Sections 6.10 and 6.11.

               Section 6.4 TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Convertible Debentures, it shall not be accountable for the Company's use of the proceeds from the Convertible Debentures, it shall not be responsible for any statement in the registration statement for the Convertible Debentures under the Securities Act or in the Indenture or the Convertible Debentures (other than its certificate of authentication).

               Section 6.5 NOTICE OF DEFAULTS. If a default occurs and is continuing with respect to any Convertible Debentures and if it is known to the Trustee through oral or written notice to a Responsible Officer, the Trustee shall give to each Holder of Convertible Debentures notice of the default within 90 days after such default occurs. Except in the case of a default described in
Section 5.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interest of Holders of Convertible Debentures.

               Section 6.6 REPORTS BY TRUSTEE TO HOLDERS. Within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Holder of Convertible Debentures and each other person specified in TIA Section 313(c) a brief report dated as of such May 15 that complies with TIA Section 313(a) to the extent required thereby. The Trustee also shall comply with TIA Section 313(b).

               A copy of each report at the time of its mailing to Holders of Convertible Debentures shall be filed with the Commission and each securities exchange on which the Convertible Debentures are listed. The Company agrees promptly to notify the Trustee whenever the Convertible Debentures become listed on any securities exchange and of any delisting thereof.

               Section 6.7 COMPENSATION AND INDEMNITY. The Company agrees:

               (a) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances with interest thereon incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

               (c) to fully indemnify the Trustee and any predecessor Trustee in Dollars for, and to hold it harmless against, any loss, liability, claim, damage or expense arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including the reasonable compensation and the expenses, advances with interest thereon and disbursements of its agents and counsel), except to the extent that any such loss, liability, claim, damage or expense may be attributable to its negligence or bad faith.

               As security for the performance of the obligations of the Company in this Section 6.7, the Trustee shall have a lien prior to the Convertible Debentures on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or interest, if any, on particular Convertible Debentures.

               "Trustee"   for   purposes  of  this  Section  6.7  includes  any
predecessor Trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.

               The Company's payment obligations pursuant to this Section 6.7 shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(d) and 5.1(e), such expenses are intended to constitute expenses of administration under bankruptcy law.

               Section 6.8 REPLACEMENT OF TRUSTEE. The Trustee may resign at any time with respect to Convertible Debentures by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Convertible Debentures may remove the Trustee at the time outstanding by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

               (1) the Trustee fails to comply with Section 6.10;

               (2) the Trustee is adjudged bankrupt or insolvent;

               (3) a receiver or public officer takes charge of the Trustee or its property; or

               (4) the Trustee otherwise becomes incapable of acting.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Convertible
Debentures, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Convertible Debentures.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the Convertible Debentures. The successor Trustee shall mail a notice of its succession to Holders of Convertible
Debentures so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

               If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee fails to comply with Section 6.10, any Holder of Convertible Debentures may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               Section 6.9 SUCCESSOR TRUSTEE BY MERGER. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

               Section 6.10 ELIGIBILITY; DISQUALIFICATION. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1) and Section
310(a)(5). The Trustee shall have combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

               Section 6.11 PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

               Section 6.12 TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY.

               Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless an such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.


                                   ARTICLE VII

               CONCERNING THE HOLDERS OF CONVERTIBLE DEBENTURES


               Section 7.1 EVIDENCE OF ACTION TAKEN BY HOLDERS OF CONVERTIBLE DEBENTURES.(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be given or taken by a specified percentage in principal amount of the Holders of Convertible
Debentures may be embodied in and evidenced by one or more instruments or substantially similar tenor signed by such specified percentage of Holders of Convertible Debentures in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections
6.1 and 6.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

               (b) The ownership of such Convertible Debentures shall be provided by the Security Register.

               Section 7.2 PROOF OF EXECUTION OF INSTRUMENTS. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Holder of Convertible Debentures or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

               Section 7.3 HOLDERS TO BE TREATED AS OWNERS. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Convertible Debenture shall be registered upon the Security Register as the absolute owner of such Convertible Debenture (whether or not such Convertible Debenture shall be overdue and notwithstanding any notification of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.9) interest on such Convertible Debenture and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

               Section 7.4 CONVERTIBLE DEBENTURES OWNED BY COMPANY DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Convertible Debentures have concurred in any direction, consent or waiver under this Indenture, Convertible Debentures which are owned by the Company or any other obligor on the Convertible Debentures with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Convertible Debentures with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Convertible Debentures which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Convertible Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Convertible Debentures and that the pledgee is not the Company or any other obligor upon the Convertible Debentures or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Convertible Debentures.

               Section 7.5 RIGHT OF REVOCATION OF ACTION TAKEN.

               At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Convertible Debentures, as the case may be, specified in this Indenture in connection with such action, any Holder of a Convertible Debenture the serial number of which is shown by the evidence to be included among the serial numbers of the Convertible Debentures the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Convertible Debenture. Except as aforesaid any such action taken by the Holder of any Convertible Debentures shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Convertible Debenture and of any Convertible Debentures issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Convertible Debenture. Any action taken by the Holders of the percentage in aggregate principal amount of the Convertible Debentures, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Convertible Debentures affected by such action.


                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES


               Section 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS OF CONVERTIBLE DEBENTURES. The Company, when authorized by a resolution of its Board of Directors, and the Trustee for the Convertible Debentures may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to such Trustee, for one or more of the following purposes:

               (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Convertible Debentures any property or assets;

               (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article IX;

               (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of Convertible Debentures;

               (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Convertible Debentures; or

               (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Convertible Debentures.

               The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Convertible Debentures at the time Outstanding, notwithstanding any of the provisions of Section 8.2.

               Section 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS OF CONVERTIBLE DEBENTURES. With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Convertible Debentures at the time Outstanding (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Convertible Debentures; provided, however, that no such supplemental indenture shall (a) except to the extent permitted by Article XI, extend the Stated Maturity of any Convertible Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Convertible Debentures or in accordance with the terms thereof, or impair or affect the right of any Holder of Convertible Debentures to institute suit for
payment  thereof,   or  adversely  affect  the  right  to  convert   Convertible
Debentures, or modify the subordination provisions of this Indenture in any manner adverse to the Holders of Convertible Debentures without the consent of the Holders of each Convertible Debenture so affected, or (b) reduce the aforesaid percentage of Convertible Debentures, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Convertible Debenture so affected.

               Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders of Convertible Debentures as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Company in the execution of such supplemental indenture or otherwise, in which case such Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               It shall not be necessary for the consent of the Holders of Convertible Debentures under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

               Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice thereof to the Holders of then Outstanding Convertible Debentures, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Register, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

               Section 8.3 EFFECT OF SUPPLEMENTAL INDENTURE. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Convertible Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be a part of the terms and conditions of this Indenture for any and all purposes.

               Section 8.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Section 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

               Section 8.5 NOTATION ON CONVERTIBLE DEBENTURES IN RESPECT OF SUPPLEMENTAL INDENTURES. Convertible Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article VIII may bear, upon the direction of the Company, a notation in form satisfactory to the Trustee for the Convertible Debentures as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Convertible Debentures so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Convertible Debentures then Outstanding.


                                   ARTICLE IX

                  CONSOLIDATION, MERGER, SALE OR CONVEYANCE


               Section 9.1 COMPANY MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. The Company may sell, transfer, lease or otherwise convey all or substantially all of its assets on a consolidated basis to any Person, or consolidate or merge with or into, any other Person, provided that in any such case, (a) either (i) the Company shall be the continuing corporation, or (ii) if the Company is not the continuing corporation, the successor corporation or Person which acquires by sale, transfer, lease or other conveyance all or substantially all of the assets of the Company, shall be a corporation organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest (including Additional Sums and Compound Interest) on all of the Convertible Debentures according to their tenor, and the due and punctual performance and observance of all of the covenants, agreements and conditions (A) of this Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation or entity, and (B) of the Preferred Securities Registration Rights Agreement, by amendment thereto,
(b) immediately after such merger or consolidation, or such sale, transfer, lease or other conveyance, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, and (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the requirements of this Section have been complied with.

               Section 9.2 SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale, transfer, lease or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein, and (except in the case of a lease) the Company shall be discharged from all obligations and covenants under this Indenture, the Convertible Debentures and the Preferred Securities Registration Rights Agreement and may be liquidated and dissolved. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Convertible Debentures issuable hereunder which theretofore shall not have been signed by the Company and be delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Convertible Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Convertible Debentures, which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Convertible Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Convertible Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Convertible Debentures had been issued at the date of the execution hereof.

               In case of any such consolidation,  merger, sale, transfer, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Convertible Debentures thereafter to be issued as may be appropriate.

               Section 9.3 OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Section 6.1 and 6.2, may receive an Opinion of Counsel, prepared in accordance with Section 15.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                    ARTICLE X

                   REDEMPTION OF THE CONVERTIBLE DEBENTURES


               Section 10.1 TAX EVENT REDEMPTION.

               If a Tax Event (as defined in the Declaration) has occurred and is continuing and:

               (a) the Company has received a Redemption Tax Opinion (as defined in the Declaration); or

               (b) after receiving a Dissolution Tax Opinion (as defined in the Declaration), the Regular Trustees shall have been informed by tax counsel rendering the Dissolution Tax Opinion that a No-Recognition Opinion (as defined in the Declaration) cannot be delivered to the Trust, then, notwithstanding Section 10.2(a) but subject to Section 10.2(b), the Company shall have the right upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures to redeem the Convertible Debentures, in whole or in part, for cash within 90 days following the occurrence of such Tax Event (the "90-Day Period") at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest thereon (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) to the date of such redemption (the "Redemption Price"), provided that if at the time there is available to the Company or the Trust the opportunity to eliminate, within the 90-Day Period, the Tax Event by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Company, the Trust or the Holders of the Trust Securities issued by the Trust, the Company shall pursue such Ministerial Action in lieu of redemption. The Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price prior to the redemption date.

               Section 10.2 OPTIONAL REDEMPTION BY COMPANY.(a) Subject to the provisions of Section 10.2(b) and to the provisions of this Article X generally, except as otherwise may be specified in Section 10.1 or elsewhere in this Indenture, the Company shall have the right to redeem the Convertible Debentures, in whole or in part, from time to time, on or after April 18, 2003. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice to the Holders of the Convertible Debentures, at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "Optional Redemption Price") together with accrued and unpaid interest (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) to, but excluding, the redemption date, if redeemed during the 12-month period beginning April 18, of the applicable year set forth below:

                --------------------------------------
                YEAR               REDEMPTION PRICE
                --------------------------------------
                2003                    105.43%
                --------------------------------------
                2004                    104.65%
                --------------------------------------
                2005                    103.88%
                --------------------------------------
                2006                    103.10%
                --------------------------------------
                2007                    102.33%
                --------------------------------------
                2008                    101.55%
                --------------------------------------
                2009                    100.78%
                --------------------------------------

and 100% if redeemed on or after April `8, 2010.

               If Convertible Debentures are redeemed on any January 15, April 15, July 15 and October 15, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

               The Company may not redeem fewer than all of the outstanding Convertible Debentures unless all accrued and unpaid interest has been paid on all Convertible Debentures for all quarterly interest payment periods terminating on or prior to the date of redemption.

               So long as the corresponding Trust Securities are outstanding, the proceeds from the redemption of the Convertible Debentures will be used to redeem the Trust Securities. If the Convertible Debentures are only partially redeemed pursuant to this Section 10.2, the Convertible Debentures will be redeemed pro rata. The Optional Redemption Price, together with any required interest payment, shall be paid prior to 12:00 noon, New York time, on the redemption date or at such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price, together with any required interest payment, by 10:00 a.m., New York time, on the date such amounts are to be paid. Partial redemptions must be in an amount not less than $1,000 principal amount of Convertible Debentures.

               If Convertible Debentures selected for partial redemption are converted in part before termination of the conversion right with respect to the portion of the Convertible Debentures so selected, the converted portion of the Convertible Debentures shall be deemed (so far as may be) to be the portion selected for redemption. Convertible Debentures (or portions thereof) which have been converted during a selection of Convertible Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Convertible Debenture is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Convertible Debenture.

               If any Convertible Debenture called for redemption is converted into Common Stock of the Company, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Convertible Debenture shall (subject to any right of the Holder of such Convertible Debenture or any Predecessor Convertible Debenture to receive interest as provided in the last paragraph of Section 2.9) be paid to the Company upon the Company's request or, if then held by the Company, shall be discharged from such trust.

               (b) If a partial redemption of the Convertible Debentures would result in the delisting of the Convertible Preferred Securities issued by the Trust from any national securities exchange or other organization on which the Convertible Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Convertible Debentures in whole.

               Section 10.3 NO SINKING FUND. The Convertible Debentures are not entitled to the benefit of any sinking fund or subject to any sinking fund.

               Section 10.4 ELECTION TO REDEEM; NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS.

               The election of the Company to redeem any Convertible Debentures shall be evidenced by, or pursuant to, a resolution of the Board of Directors. Notice of redemption to the Holders of Convertible Debentures required to be redeemed or to be redeemed as a whole or in part at the option of the Company shall be given by giving notice of such redemption as provided in Section 15.4, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Convertible Debentures. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Neither the failure to give notice by mail, nor any defect in the notice so mailed to the Holder of any Convertible Debenture designated for redemption as a whole or in part shall affect the validity of the proceedings for such redemption.

               The notice of redemption to each such Holder shall specify the date fixed for redemption, the "CUSIP" number or numbers, if any, for such Convertible Debentures, the redemption price, the Place or Places of Payment, that payment will be made upon presentation and surrender of such Convertible Debentures, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue, the conversion rate or price, the date on which the right to convert the Convertible Debentures to be redeemed will terminate and the place or places where such Convertible Debentures may be surrendered for conversion. If less than all of the Convertible Debentures are to be redeemed, the notice of redemption shall specify the number of the Convertible Debentures to be redeemed. In case any Convertible Debenture is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Convertible Debenture, a new Convertible Debenture or Convertible Debentures in principal amount equal to the unredeemed portion thereof will be issued.

               The notice of redemption of Convertible Debentures to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. If such notice is to be given by the Trustee, the Company shall provide notice of such redemption to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee). If such notice is given by the Company, the Company shall provide a copy of such notice given to the Holders of such redemption to the Trustee at least 2 days prior to the date such notice is given to such Holders, but in any event at least 30 days and not more than 60 days prior to the date fixed for redemption.

               The Company or the Trust shall give public notice of any such redemption by the issuance of a press release through the services of the Dow Jones Broad Tape, Reuters News Service and Bloomberg News Service.

               Not later than the redemption date specified in the notice of redemption given as provided in this Section, the Company will have on deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in
Section 3.3) in funds available on such date an amount of money sufficient to redeem on the redemption date all the Convertible Debentures so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all of the Outstanding Convertible Debentures are to be redeemed at the election of the Company, the Company will deliver to the Trustee at least 60 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee) an Officers' Certificate stating the aggregate principal amount of Convertible Debentures to be redeemed.

               For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Convertible Debentures shall relate, in the case of any Convertible Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Convertible Debenture which has been or is to be redeemed.

               Section  10.5  PAYMENT  OF  CONVERTIBLE   DEBENTURES  CALLED  FOR
REDEMPTION. If notice of redemption has been given as above provided, the Convertible Debentures or portions of Convertible Debentures specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Convertible Debentures at the redemption price, together with interest accrued to said date) interest on the Convertible Debentures or portions of Convertible Debentures so called for redemption shall cease to accrue, and, except as provided in Section 6.1, such Convertible Debentures shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Convertible Debentures except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Convertible
Debentures at a Place of Payment specified in said notice, said Convertible Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that, payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Convertible Debentures registered as such on the relevant record date subject to the terms and provisions of Section 2.9 hereof.

               If any Convertible Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the Coupon Rate.

               Upon presentation of any Convertible Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Convertible Debenture or Convertible Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Convertible Debenture so presented.

               Section 10.6 EXCLUSION OF CERTAIN CONVERTIBLE DEBENTURES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Convertible Debentures shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.


                                   ARTICLE XI

                      EXTENSION OF INTEREST PAYMENT PERIOD

               Section 11.1 EXTENSION OF INTEREST PAYMENT PERIOD.

               As long as an Event of Default under Section 5.1(a) of this Indenture shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Convertible Debentures, to defer payments of interest by extending the interest payment period of such Convertible Debentures for a period not exceeding 20 consecutive quarters (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided that no Extension Period may extend beyond the Maturity Date or any earlier redemption date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 11.1, will bear interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extension Period ("Compound Interest"). Each Extension Period, if any, will end on an Interest Payment Date. At the end of the Extension Period, the Company shall pay all interest accrued and unpaid on the Convertible Debentures, including any Additional Sums and, to the extent permitted by law, Compound Interest (together, "Deferred Interest") that shall be payable to the Holders of the Convertible Debentures in whose names the Convertible Debentures are registered in the Security Register at the close of business on the record date next preceding such Interest Payment Date. Before the termination of any Extension Period, the Company may further extend such period, provided that such period together with all previous and further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Maturity Date or any earlier redemption date. Upon the termination of any Extension Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period.

               Section 11.2 NOTICE OF EXTENSION.(a) If the Institutional Trustee is the only registered Holder of the Convertible Debentures at the time the Company selects an Extension Period, the Company shall give written notice to the Regular Trustees, the Institutional Trustee and the Trustee of its selection of such Extension Period at least one Business Day before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by the Trust are payable, or (ii) the date the Regular Trustees are required to give notice of the record date, or the date such Distributions are payable, to the New York Stock Exchange or other applicable self-regulatory organization or to holders of the Convertible Preferred Securities issued by the Trust, but in any event at least ten Business Days before such record date. The Company shall cause the Trust to give notice of the Company's selection of such Extension Period to holders of the Convertible Preferred Securities.

               (b) If the Institutional Trustee is not the only Holder of the Convertible Debentures at the time the Company selects an Extension Period, the Company shall give the Holders of the Convertible Debentures, the Institutional Trustee and the Trustee written notice of its selection of such Extension Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to the New York Stock Exchange or other applicable self- regulatory organization or to Holders of the Convertible Debentures, but in any event not less than two Business Days prior to such record date.

               (c) The quarter in which any notice is given pursuant to paragraphs (a) or (b) of this Section 11.2 shall be counted as one of the 20 consecutive quarters permitted in the maximum Extension Period permitted under
Section 11.1.


                                   ARTICLE XII

                      CONVERSION OF CONVERTIBLE DEBENTURES


               Section 12.1 CONVERSION RIGHTS. Subject to and upon compliance with the provisions of this Article XII, the Convertible Debentures are convertible, at the option of the Holders, at any time beginning July 11, 2000 through the close of business on April 14, 2015 (or, in the case of Convertible Debentures called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date) into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.048 shares of Common Stock for each $50 in principal amount of Convertible Debentures (equivalent to a conversion price of $47.71 per share of Common Stock (the "Conversion Price")), subject to adjustment and reset as described in this Article XII. A Holder of Convertible Debentures may convert any portion of the principal amount of the Convertible Debentures into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Convertible Debentures to be converted by such Conversion Price. All calculations under this Article XII shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

               Section 12.2 CONVERSION PROCEDURES.

               (a) In order to convert all or a portion of the Convertible Debentures, the Holder thereof shall deliver to the Conversion Agent an irrevocable notice of conversion (the "Notice of Conversion") setting forth the principal amount of Convertible Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Convertible Debentures are definitive Convertible Debentures, surrender to the Conversion Agent the Convertible Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Convertible Preferred Securities may exercise its right under the Declaration to convert such Convertible Preferred
Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Convertible Preferred Security for a portion of the Convertible Debentures held by the Trust (at an exchange rate of $50 principal amount of Convertible
Debentures for each Convertible Preferred Security) and (ii) to immediately convert such Convertible Debentures, on behalf of such holder, into Common Stock of the Company pursuant to this Article XII and, if such Convertible Preferred
Securities are in definitive form, surrendering such Convertible Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Convertible Preferred Securities are outstanding, the Trust shall not convert any Convertible Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Convertible Preferred Securities.

               If a Notice of Conversion is delivered on or after the record date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Convertible Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the Holder will be entitled to receive, on such Interest Payment Date, the interest accrued to, but excluding, the redemption date. Except as otherwise provided in the first and second sentences of this paragraph, in the case of any Convertible Debenture which is converted, interest whose Stated Maturity is after the date of conversion of such Convertible Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Convertible Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Convertible Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

               (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Convertible Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Convertible Debentures so converted and any unpaid interest (including Compound Interest) accrued on such Convertible Debentures at the time of such conversion.

               (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Convertible Debentures were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Convertible Debentures or the holder of the Convertible Preferred Securities so converted.

               (d) In the event of the conversion of any Convertible Debenture in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Convertible Debenture or Convertible Debentures in the aggregate principal amount equal to the unconverted portion thereof.

               (e) In effecting the  conversion  transactions  described in this
Section 12.2, the Conversion Agent is acting as agent of the holders of Convertible Preferred Securities (in the exchange of Convertible Preferred Securities for Convertible Debentures) and as agent of the Holders of Convertible Debentures (in the conversion of Convertible Debentures into Common Stock), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Convertible Debentures held by the Trust from time to time for Convertible Preferred Securities in connection with the conversion of such Convertible Preferred Securities in accordance with this Article XII and (ii) to convert all or a portion of the Convertible Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XII and to deliver to the Trust a new Convertible Debenture or Convertible Debentures for any resulting unconverted principal amount.

               Section 12.3 CONVERSION PRICE ADJUSTMENTS. The Conversion Price shall be adjusted from time to time as follows:

               (a) In case the Company shall, while any of the Convertible Debentures are outstanding, (i) pay a dividend or make a distribution with respect to Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the Conversion
          Price for the Convertible Debentures shall be adjusted so that the Holder of any Convertible Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Convertible Debenture been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this subsection (a), the Holder of any Convertible Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price for the Convertible Debentures between or among shares of such classes or series of capital stock.

               (b) In case the Company shall, while any of the Convertible Debentures are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (g) below) on the record date mentioned below, the Conversion Price for the Convertible Debentures shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which

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                                       56

          the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that no shares of Common Stock are so delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

               (c) Subject to the last sentence of this subsection (c), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets or rights or warrants to subscribe for or purchase any of its securities (excluding any rights or warrants referred to in subsection (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subsection (a) of this Section 12.3), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (c) by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (g)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date; provided, however, that in the event the numerator shall be less than one, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Convertible Debentures shall have the right to receive upon conversion the amount of such distribution such Holder would have received had such Holder converted each Convertible Debenture immediately prior to the Reference Date. In the event that no such dividend or distribution is so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when issued trading market for any securities comprising

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                                       57

          such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (g)). For purposes of this subsection (c), any dividend or distribution that includes shares of Common Stock, or rights or warrants of the type described in subsection (b), shall be deemed instead to be a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets or rights or warrants other than such shares of Common Stock, or such rights or warrants of the type described in subsection (b) (making any Conversion Price reduction required by this subsection (c)), immediately followed by a dividend or distribution of such shares of Common Stock or such rights or warrants of the type described in subsection (b) (making any further Conversion Price adjustment required by subsection (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subsection (c) shall be substituted as (1) "the record date in the case of a dividend or other distribution," and (2) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (3) "the date fixed for such determination" within the meaning of subsections (a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in subsection (b).

               (d) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding any quarterly cash dividend on Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any quarter does not exceed the greater of (i) the amount per share of Common Stock of the next preceding quarterly dividend on Common Stock to the extent such preceding quarterly dividend did not require an adjustment of the Conversion Price pursuant to this subsection (d) (as adjusted to reflect subdivisions or combinations of Common Stock), and (ii) 3.75% of the daily Closing Price per share determined as provided in subsection (g), and excluding any dividend or distribution in connection with the liquidation, dissolution or winding-up of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (g)) of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock (determined as provided in subsection (g)), such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subsection (g)) of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of shares of Convertible Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Convertible Debenture immediately prior to the record date for the distribution of the cash. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is

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                                       58

          a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded as provided above. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution. In the event that no such dividend or distribution is so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such Record Date had not been fixed.

               (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (e) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time.

               (f) In case a tender or exchange offer made by a Person other than the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by a Person other than the Company or any Subsidiary of the Company of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) at the applicable Expiration Time that exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the applicable Expiration Time in which as of the closing date of the offer the Board of Directors of the Company is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (f) by a fraction (which shall not be

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                                       59

          greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of the Purchased Shares and, (ii) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time; provided, however, that the reduction of the Conversion Price contemplated by this subsection (f) will only be made if the tender offer or exchange offer is made for an amount which increases that Person's ownership of Common Stock to more than 25% of the total shares of Common Stock outstanding and provided, further, that the reduction of the Conversion Price contemplated by this subsection (f) will not be made if as of the close of the offer, the offering documents with respect to such offer disclose a plan or an intention to cause the Company to engage in a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company.

               (g) For the purpose of any computation under subsection (b), (c) or (d), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten Trading Day period ending on the earlier of the day in question and, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections (a) through (f), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such ten Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this
          Section 12.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the New York Stock Exchange or on such successor securities exchange as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

               (h) The Company may make such reductions in the Conversion Price, in addition to those required by subsections (a) through (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of

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                                       60

          the Convertible Debentures a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

               (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (i) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

               (j) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of Convertible Debentures.

               (k)  Except  as stated  above,  the  Conversion  Rate will not be adjusted for the issuance of Common Stock or any securities convertible into, or exchangeable for, Common Stock, or carrying the right to purchase any of the foregoing.

               Section 12.4 MERGER, CONSOLIDATION OR SALE OF ASSETS. (a) In the event that the Company shall be a party to any transaction (including without limitation (i) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company),
(iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any compulsory share exchange) pursuant to which either shares of Common Stock shall be converted into the right to receive other securities, cash or other property, or, in the case of a sale or transfer of all or substantially all of the assets of the Company, the holders of Common Stock shall be entitled to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Convertible Debenture then outstanding shall have the right thereafter to convert such Convertible Debenture only into:

               (i) in the case of any such transaction that does not constitute a Common Stock Fundamental Change and subject to funds being legally available for such purpose under applicable law at the time of such conversion, the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Convertible Debenture immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect, in the case of any Non-Stock Fundamental Change, to any adjustment in the Conversion Price in accordance with clause (i) of subsection (c) of this Section 12.4; and

               (ii) in the case of any such transaction that constitutes a Common Stock Fundamental Change, common stock of the kind received by

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                                       61

          holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined in accordance with clause (ii) of subsection (c) of this Section 12.4.

               (b) The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XII. The above provisions shall similarly apply to successive transactions of the foregoing type.

               (c) Notwithstanding any other provision of this Section 12.4 to the contrary, if any Fundamental Change occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change as follows:

               (i) in the case of a Non-Stock Fundamental Change, the Conversion Price of the Convertible Debentures immediately following such Non-Stock Fundamental Change shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 12.3, and (B) the Applicable Price; and

               (ii) in the case of a Common Stock Fundamental Change, the Conversion Price of the Convertible Debentures immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to Section 12.3, multiplied by a fraction, the numerator of which is the Purchaser Stock Price and the denominator of which is the Applicable Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for, common stock of the successor, acquiror or other third party (and any cash with respect to fractional interests), the Conversion Price of the Convertible Debentures immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one (1) and the denominator of which is the number of shares of common stock of the successor, acquiror or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

               Section 12.5 NOTICE OF ADJUSTMENTS OF CONVERSION PRICE. Whenever the Conversion Price is adjusted as herein provided:

               (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and the transfer agent for the Convertible Preferred Securities and the Convertible Debentures; and

               (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Convertible Preferred Securities and the Convertible Debentures at their last addresses as they appear upon the transfer books of the Company and the Trust.

               Section 12.6 PRIOR NOTICE OF CERTAIN EVENTS. In case:

               (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 12.3(c) or (d) or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 12.3(e);

               (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

               (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (i) if any Convertible Preferred Securities are outstanding, cause to be filed with the transfer agent for the Convertible Preferred Securities, and shall cause to be mailed to the holders of record of the Convertible Preferred Securities, at their last addresses as they shall appear upon the stock transfer books of the Trust or (ii) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effec tive, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share

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                                       63

exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice). If at any time the Trustee shall not be the Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

               Section 12.7 CERTAIN ADDITIONAL RIGHTS. In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 12.3(c) or 12.3(d), the Holder of the Convertible Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Convertible Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors). If any conversion of Convertible Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Convertible Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (b) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

               Section 12.8 TRUSTEE NOT RESPONSIBLE FOR DETERMINING CONVERSION PRICE OR ADJUSTMENTS.Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Convertible Debenture to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Convertible Debenture for the purpose of conversion. All Convertible Debentures delivered for conversion shall be delivered to the Trustee to be cancelled by or at the discretion of the Trustee, which shall dispose of the same as provided in Section 2.12 of this Indenture.

               Section 12.9 RESERVATION OF SHARES OF COMMON STOCK.The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or treasury shares, for the purpose

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                                       65

of effecting the conversion of Convertible Debentures, the full number of shares of Common Stock of the Company then issuable upon the conversion of all outstanding Convertible Debentures.

               Section 12.10 PAYMENT OF CERTAIN TAXES UPON CONVERSION. The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Convertible Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the Holder of the Convertible Debenture or Convertible Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

               Section 12.11 NONASSESSABILITY. The Company covenants that all shares of Common Stock which may be issued upon conversion of Convertible Debentures will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.


                                  ARTICLE XIII

                     SUBORDINATION OF CONVERTIBLE DEBENTURES


               Section 13.1 CONVERTIBLE DEBENTURES SUBORDINATE TO SENIOR INDEBTEDNESS. The Company covenants and agrees, and each Holder of a Convertible Debenture, by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Convertible Debentures and the payment of the principal of (and premium, if any) and interest on each and all of the Convertible Debentures are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred. No provision of this Article shall prevent the occurrence of any default or Event of Default hereunder.

               Section 13.2 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property, (ii) any proceeding for the liquidation, dissolution or other winding up of the Company voluntarily or involuntarily, whether or not involving insolvency or bankruptcy proceedings,
(iii) any assignment by the Company for the benefit of creditors or (iv) any other marshalling of assets of the Company, all amounts due upon all Senior Indebtedness of the Company (including any interest thereon accruing after the commencement of such proceedings) shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest on the Convertible Debentures; and any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Convertible Debentures or the Trustee would be entitled to receive from the Company, except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such

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                                       66

payment or distribution, or by the Holders of the Convertible Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness (including any interest thereon accruing after the commencement of such proceedings) in full, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Convertible Debentures or to the Trustee.

               In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

               For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Convertible Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article IX of this Indenture shall not be deemed a dissolution, winding up, liquidation, reorganization, readjustment, composition, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article IX of this Indenture.

               Section 13.3 PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF CONVERTIBLE DEBENTURES. In the event that any Convertible Debentures are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Convertible Debentures are entitled to receive any payment

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                                       67

(including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Convertible Debentures) by the Company on account of the principal of (or premium, if any) or interest on the Convertible Debentures or on account of the purchase or other acquisition of Convertible Debentures.

               In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Convertible Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company. The provisions of this Section shall not apply to any payment with respect to which Section 13.2 would be applicable.

               Section 13.4 NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT. In the event and during the continuation of any default by the Company in the payment of principal, premium, if any, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company has been accelerated because of a default, then, in any such case, no payment shall be made by the Company with respect to the principal (including redemption payments, if any) of, premium, if any, or interest on the Convertible Debentures until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

               Section 13.5 PAYMENT PERMITTED IN CERTAIN SITUATIONS. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debentures shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in Section 13.2 or under the conditions described in Section 13.3 or 13.4, from making payments at any time of principal of or premium, if any, or interest on the Convertible Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest on the Convertible Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

               Section 13.6 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS. Subject to the payment in full of all Senior Indebtedness or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the rights of the Holders of Convertible Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Convertible Debentures are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Convertible Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior
Indebtedness  of any  cash,  property  or  securities  to which the  Holders  of

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                                       68

Convertible Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to or for the benefit of the holders of Senior Indebtedness by Holders of Convertible Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Convertible Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

               Section 13.7 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Convertible Debentures on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Convertible Debentures, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Convertible Debentures the principal of (and premium, if any) and interest on the Convertible Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Convertible Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Convertible Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

               Section 13.8 TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Convertible Debenture by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

               Section 13.9 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

               Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Convertible Debentures, without incurring responsibility to the Holders of Convertible Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of Convertible Debentures to the holders of Senior Indebtedness do any one or more of the following (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the

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                                       69

same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

               Section 13.10 NOTICE TO TRUSTEE. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Convertible Debentures pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Convertible Debentures pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.2 of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall have not received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Convertible Debentures, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

               Subject to the provisions of Section 6.2 of this Indenture, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

               Section 13.11 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section
6.2 of this Indenture, and the Holders of Convertible Debentures shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Convertible Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of

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                                       70

Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

               Section 13.12 TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. Except with respect to Section 13.4, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Convertible Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

               Section 13.13 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

               Nothing in this Article XIII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7 of this Indenture.

               Section 13.14 ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

               Section 13.15 CERTAIN CONVERSIONS DEEMED PAYMENT. For purposes of this Article only, (a) the issuance and delivery of junior securities (or cash paid in lieu of fractional shares) upon conversion of Convertible Debentures in accordance with Article XII shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Convertible Debentures or on account of the purchase or other acquisition of Convertible Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities and cash paid in lieu of fractional shares) upon conversion of a Convertible Debenture shall be deemed to constitute payment on account of the principal of such Convertible Debenture. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Convertible Debentures are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Debentures is intended to or shall impair, as among the Company, its creditors other than

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                                       71

holders of Senior Indebtedness and the Holders of Convertible Debentures, the right, which is absolute and unconditional, of the Holder of any Convertible Debenture to convert such Convertible Debenture in accordance with Article XII.


                                   ARTICLE XIV

                                    EXPENSES


               Section 14.1 PAYMENT OF EXPENSES. In connection with the offering, sale and issuance of the Convertible Debentures to the Institutional Trustee and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Convertible Debentures, shall:


               (a) pay all costs and expenses relating to the offering, sale, issuance and registration under the Securities Act of the Convertible Debentures and the Trust Securities, including commissions to the purchasers payable pursuant to the Placement Agreement and compensation of the Trustee under this Indenture in accordance with the provisions of Section 6.7 of this Indenture;

               (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the fees and expenses of the Institutional Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets);

               (c) pay all costs and expenses related to the enforcement by the Institutional Trustee of the rights of the holders of the Trust Securities;

               (d) be primarily liable for any indemnification obligations arising with respect to the Declaration; and

               (e) pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

               Section 14.2 PAYMENT UPON RESIGNATION OR REMOVAL. Upon termination of this Indenture or the removal or resignation of the Trustee pursuant to Section 6.8 of this Indenture, the Company shall pay to the Trustee all amounts accrued to the date of such termination, removal or resignation. Upon termination of the Declaration or the removal or resignation of the Delaware Trustee or the Institutional Trustee, as the case may be, pursuant to
Section 5.6 of the Declaration, the Company shall pay to the Delaware Trustee or the Institutional Trustee, and their respective counsel, as the case may be, all amounts accrued to the date of such termination, removal or resignation.


                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS


               Section 15.1 INCORPORATORS,  STOCKHOLDERS, OFFICERS AND DIRECTORS
OF COMPANY EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligations, covenant or agreement contained in this Indenture, in any Convertible Debenture, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Convertible Debentures by the Holders thereof and as part of the consideration of the issue of the Convertible Debentures.

               Section 15.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS OF CONVERTIBLE DEBENTURES. Nothing in this Indenture or in the Convertible Debentures, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder, the holders of Senior Indebtedness, the holders of Convertible Preferred Securities (to the extent provided herein) and the Holders of the Convertible Debentures any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Convertible Debentures.

               Section 15.3 RIGHT TO ASSIGN; SUCCESSORS AND ASSIGNS BOUND BY INDENTURE. The Company shall have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly-owned Subsidiary of the Company; provided that, in the event of any such assignment, the Company shall remain liable for all of its obligations under this Indenture. Subject to the foregoing, this Indenture will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The rights and obligations of the parties under this Indenture may not otherwise be assigned by such parties.

               All the covenants, stipulations, promises and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

               Section 15.4 NOTICES AND DEMANDS ON COMPANY, TRUSTEE AND HOLDERS OF CONVERTIBLE DEBENTURES. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Convertible Debentures to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein); via overnight courier; or through personal delivery, with such notice or demand addressed (until another address of the

Company is filed by the Company with the Trustee) to Viatel, Inc., 685 Third Avenue, 24th Floor, New York, New York, 10017, Attention: General Counsel. Any notice, direction, request or demand by the Company or any Holder of Convertible Debentures to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

               Where this Indenture provides for notice to Holders of Convertible Debentures of any event such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Holders as their names and addresses appear in the Convertible Debenture register within the time prescribed. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, shall affect the sufficiency of such notice, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

               In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Holders of Convertible Debentures when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably acceptable to the Trustee shall be deemed to be a sufficient giving of such notice.

               Section 15.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Company to the Trustee to take action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

               Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions herein relating thereto, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with. Any certificate, statement or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

               Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

               Section 15.6 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. Except as otherwise provided in Section 2.5, if the date of Maturity of interest on or principal of the Convertible Debentures or the date fixed for redemption or repayment of any such Convertible Debenture shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day; provided that if such next succeeding Business Day falls in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date of Maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

               Section 15.7 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act, such required provision shall control.

               Section 15.8 NEW YORK LAW TO GOVERN. THIS INDENTURE AND THE CONVERTIBLE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

               Section 15.9  COUNTERPARTS. This Indenture may be executed in any
number  of  counterparts,   each  of  which  shall  be  an  original;  but  such
counterparts shall together constitute but one and the same instrument.

               Section 15.10 EFFECT OF HEADINGS; GENDER. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The use of the masculine, feminine or neuter gender herein shall not limit in any way the applicability of any term or provision hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                                VIATEL, INC.



                                                By: /s/ James P. Prenetta
                                                   _____________________________
                                                   Name:  James P. Prenetta
                                                   Title:  Senior Vice President
                                                             General Counsel


                                                THE BANK OF NEW YORK,
                                                as Trustee



                                                By: /s/ Ming J. Shiang
                                                   _____________________________
                                                   Name:  Ming J. Shiang
                                                   Title: Vice President

                                    EXHIBIT A


                  [(FORM OF FACE OF CONVERTIBLE DEBENTURE)]


               [IF THE DEBENTURE IS TO BE A GLOBAL DEBENTURE, INSERT THE FOLLOWING - - THIS DEBENTURE IS A BOOK-ENTRY DEBENTURE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS DEBENTURE IS EXCHANGEABLE FOR CONVERTIBLE DEBENTURES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS DEBENTURE (OTHER THAN A TRANSFER OF THIS DEBENTURE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE
DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

               UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. __________                                            [CUSIP NO. __________]

                                  VIATEL, INC.


               [   % CONVERTIBLE JUNIOR SUBORDINATED DEBENTURE]

               [PRIOR  TO  THE  TRANSFER   RESTRICTION   TERMINATION  DATE,  ANY
CERTIFICATE EVIDENCING A CONVERTIBLE DEBENTURE SHALL BEAR A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM, UNLESS OTHERWISE AGREED BY THE COMPANY (WITH WRITTEN NOTICE THEREOF TO THE TRUSTEE): THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE

144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR, IF THIS SECURITY IS CONVERTIBLE INTO COMMON STOCK, THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXCHANGE OF THIS SECURITY EXCEPT (A) TO VIATEL, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, THE TRANSFER AGENT FOR THE COMMON STOCK), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR TRANSFER AGENT), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE (OR, IF THIS CERTIFICATE EVIDENCES COMMON STOCK, SUCH HOLDER MUST FURNISH TO THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR VIATEL FINANCING TRUST I (THE "TRUST") MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES
ACT). IF THIS CERTIFICATE DOES NOT EVIDENCE COMMON STOCK AND IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE CONVERTIBLE PREFERRED SECURITIES OR THE CONVERTIBLE DEBENTURES, AS THE CASE MAY BE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY OR THE TRUST MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

               Viatel, Inc., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to, The Bank of New York, as Institutional Trustee (the "Institutional Trustee") for Viatel Financing Trust I or registered assigns, the principal sum of One Hundred Eighty-Five Million Five Hundred Sixty-Seven Thousand Ten Dollars ($185,567,010)]1 on April 15, 2015 and to pay interest on said principal sum from April 12, 2000, or from the most recent interest payment date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on January 15, April 15, July 15 and October 15 (each such date, an "Interest Payment Date") of each year commencing July 15, 2000, at the rate of 7 3/4% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures, as defined in said Indenture) is registered on the record date for such interest installment, which shall be the close of business on the fifteenth day prior to such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Convertible Debenture (or one or more Predecessor Convertible Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register. Notwithstanding the foregoing, so long as the Holder of this Convertible Debenture is the Institutional Trustee, the payment of the principal of (and premium, if any) and interest on this Convertible Debenture will be made at such place and to such account as may be designated by the Institutional Trustee.

               The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

               This Convertible Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

               The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

               Capitalized terms used but not defined herein shall have the meaning given them in the Indenture.

               IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

                                                VIATEL, INC.


                                                By:_____________________________
                                                   Name:
                                                   Title:

Attest:


By:________________________________
   Name:
   Title:

                     [FORM OF CERTIFICATE OF AUTHENTICATION]

                          CERTIFICATE OF AUTHENTICATION

               This is one of the Convertible Debentures described in the within-mentioned Indenture.


Dated:

THE BANK OF NEW YORK
as Trustee


By:________________________________
   Authorized Signatory

                         [FORM OF REVERSE OF DEBENTURE]


               This Convertible Debenture is one of the 7 3/4% Convertible Junior Subordinated Debentures (herein referred to as the "Convertible Debentures"), all issued or to be issued under and pursuant to an Indenture dated as of April 12, 2000, duly executed and delivered between the Company and The Bank of New York, as Trustee (the "Trustee") (the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Convertible Debentures. The Convertible Debentures are limited in aggregate principal amount as specified in the Indenture.

               Because of the occurrence and continuation of a Tax Event, in certain circumstances, this Convertible Debenture may become due and payable at the principal amount specified on the face hereof together with any interest accrued thereon (the "Redemption Price"). The Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines. The Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 30 nor more than 60 days notice, without premium or penalty, in whole or in part at any time on or after April 18, 2003 (an "Optional Redemption") at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "Optional Redemption Price") together with accrued and unpaid interest (including Additional Sums, if any, and, to the extent permitted by applicable law, Compound Interest, if any) to, but excluding, the redemption date, if redeemed during the 12-month period beginning April 18 of the applicable year set forth below:

         YEAR               REDEMPTION PRICE
         -------            ----------------
         2003                    105.43%
         2004                    104.65%
         2005                    103.88%
         2006                    103.10%
         2007                    102.33%
         2008                    101.55%
         2009                    100.78%


and 100% if redeemed on or after April 18, 2010.

               If Convertible Debentures are redeemed on any January 15, April 15, July 15 or October 15, accrued and unpaid interest shall be payable to holders of record on the relevant record date.

               So long as the corresponding Trust Securities are outstanding, the proceeds from the redemption of any of the Convertible Debentures will be used to redeem Trust Securities.

               If the Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Convertible Debentures will be redeemed pro rata.

               In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures and the interest accrued thereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

               The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Convertible Debentures at the time Outstanding, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Convertible Debentures; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Convertible Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Convertible Debenture so affected, or (ii) reduce the aforesaid percentage of Convertible Debentures, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Convertible Debenture. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Convertible Debentures, prior to any declaration accelerating the maturity of such Convertible Debentures, or after such declaration and before any judgment or decree for the payment of the moneys due is obtained or entered, and provided the Company has paid or made provision for payment of any unaccelerated amounts then due, the Holders of a majority in aggregate principal amount Outstanding of the Convertible Debentures (or, in the case of certain defaults or Events of Default, all of the Convertible Debentures), may on behalf of the Holders of all the Convertible Debentures waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Convertible
Debentures. Any such consent or waiver by the Holder of this Convertible Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and any Convertible Debenture which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Convertible Debenture or such other Convertible Debenture.

               No reference herein to the Indenture and no provision of this Convertible Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money herein prescribed.

               As long as an Event of Default under Section 5.1(a) of the Indenture shall not have occurred and be continuing, the Company shall have the right at any time during the term of the Convertible Debentures and from time to time to extend the interest payment period of such Convertible Debentures for up to 20 consecutive quarters (an "Extension Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Convertible Debentures to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extension Period, the Company may further extend such Extension Period, provided that such Extension Period together with all such further extensions thereof shall not exceed 20 consecutive quarters. At the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period.

               As provided in the Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

               Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary.

               No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

               The Holder of any Convertible Debenture has the right, exercisable at any time beginning July 11, 2000 through the close of business (New York time) on April 14, 2015 (or, in the case of a Convertible Debenture called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion rate of 1.048 shares of Common Stock for each Convertible Debenture (equivalent to a Conversion Price of $47.71 per share of Common Stock), subject to adjustment under certain circumstances.

               To convert a Convertible Debenture, a Holder must (a) complete and sign a conversion notice substantially in the form attached hereto, (b) surrender the Convertible Debenture to a Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Convertible Debenture for conversion on or after the record date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Convertible Debenture on such record date. In such event, such Convertible Debenture, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. However, if a redemption date falls between a record date and the subsequent Interest Payment Date, the Holder will be entitled to receive, on such redemption date, the interest accrued to, but excluding, the redemption date. The number of shares issuable upon conversion of a Convertible Debenture is determined by dividing the principal amount of the Convertible Debenture converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

               The Convertible Debentures are issuable only in registered form without coupons in denominations of $10 and any integral multiple thereof.2 This Global Debenture is exchangeable for Convertible Debentures in definitive form only under certain limited circumstances set forth in the Indenture. Convertible Debentures so issued are issuable only in registered form without coupons in denominations of $10 and any integral multiple thereof.3 As provided in the Indenture and subject to certain limitations therein set forth, Convertible Debentures are exchangeable for a like aggregate principal amount of Convertible Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

               THE INDENTURE AND THE CONVERTIBLE DEBENTURES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

                          FORM OF ELECTION TO CONVERT]

                               ELECTION TO CONVERT


To:  Viatel, Inc.

The undersigned owner of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into Common Stock of VIATEL, INC. in accordance with the terms of the Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:  _______________, ____

in whole _____ Portions of Convertible Debenture to be converted ($50 or integral multiples-thereof): $________________


                           _____________________________________________________
                           Signature (for conversion only)

                           Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number


                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           Signature Guarantee:4 _______________________________
____________________

                                   ASSIGNMENT

                [FORM OF ASSIGNMENT FOR CONVERTIBLE DEBENTURES
                       THAT ARE NOT GLOBAL DEBENTURES]

               For value  received  __________________________  hereby  sell(s), assign(s)  and  transfer(s)  unto
________________________________________________________________________________
(Please insert social security or other taxpayer identification number of assignee.) the within Convertible Debenture and hereby irrevocably constitutes and appoints _______ attorney to transfer the said Convertible Debenture on the books of the Company, with full power of substitution in the premises.

               In connection with any transfer of the within Convertible Debenture occurring prior to the Transfer Restriction Termination Date, the undersigned confirms that such Convertible Debenture is being transferred:

               [_] To Viatel, Inc. or a subsidiary thereof; or

               [_] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

               [_] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

               [_] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

               [_] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

               [_] Pursuant to an effective registration statement.

and unless the box below is checked, the undersigned confirms that such Convertible Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

               [_] The transferee is an Affiliate of the Company.



Dated: _____________________________


                                                ________________________________

                                                ________________________________
                                                           Signature(s)


                                                ________________________________
                                                       Signature Guarantee5

               NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Convertible Debenture in every particular without alteration or enlargement or any change whatever.

 [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL DEBENTURES TO REFLECT CHANGES IN
                                PRINCIPAL AMOUNT]


                                   Schedule A

               Changes to Principal Amount of Global Debentures


                     Principal Amount of
                    Convertible Debentures
                     by which this Global
                      Debenture is to be
                    Reduced or Increased,  Remaining Principal
                        and Reason for       Amount of this
DATE                REDUCTION OR INCREASE   Global DEBENTURE   NOTATION MADE BY

---------------------
1 In the case of a Global Debenture the bracketed text will be replaced with the following: "principal amount set forth on Schedule A hereto".

2 This text will appear in the case of registered definitive certificates issued to Institutional Accredited Investors.

3 This text will appear in the case of a Global Debenture.

4 Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

5 (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)